UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

        CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
                                   COMPANIES

          Investment Company Act file number     811-07705
                                            --------------------------

                               Phoenix-Kayne Funds
          ------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                       1800 Avenue of the Stars, 2nd Floor
                          Los Angeles, California 90067
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

Matthew A. Swendiman, Esq.         John R. Flores, Esq.
Counsel & Chief Legal Officer for  Vice President, Litigation/Employment Counsel
Litigation/Employment Registrant   Phoenix Life Insurance Company
Phoenix Life Insurance Company     One American Row
One American Row                   Hartford, CT  06102
Hartford, CT  06102
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: 1-800-243-4361
                                                          ---------------

                      Date of fiscal year end: December 31
                                              ------------

                   Date of reporting period: December 31, 2004
                                            ------------------


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Reports to Shareholders are attached herewith.

--------------------------------------------------------------------------------

Annual Report

--------------------------------------------------------------------------------

> DECEMBER 31, 2004



KAYNE ANDERSON RUDNICK

Phoenix-Kayne California Intermediate Tax-Free Bond Fund

Phoenix-Kayne Intermediate Total Return Bond Fund

Phoenix-Kayne International Fund

Phoenix-Kayne Rising Dividends Fund

Phoenix-Kayne Small-Mid Cap Fund

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               INVESTMENT PARTNERS, LTD.

               COMMITTED TO INVESTOR SUCCESS(R)

   --------------------------------------------------------------------------
        Mutual funds are not insured by the FDIC; are not deposits or other obligations of a bank and are not guaranteed by a bank; and
        are subject to investment risks, including possible loss of the principal invested.
   --------------------------------------------------------------------------









   This report is not authorized for distribution to prospective investors in the Phoenix-Kayne Funds unless preceded or accompanied by an effective prospectus which includes information concerning the sales charge, each Fund's record and other pertinent information.

MESSAGE FROM THE CHAIRMAN

DEAR SHAREHOLDER:

[PHOTO OMITTED] - Philip R. McLoughlin

      I encourage you to review the performance overview and outlook provided in this annual report for the Phoenix-Kayne mutual funds for the fiscal year ended December 31, 2004.
      As we begin a new year, the U.S. economy appears to be growing at a healthy pace. The economy grew at a 4% rate in the third quarter, and while final year-end results aren't available as of this writing, current indicators suggest that growth was sustained. Adding to the positives, employment growth also accelerated in the fourth quarter. The markets finished the year strong, particularly the U.S. equity market which performed well in the fourth quarter following a strong post-election rally. Looking ahead at 2005, the Federal Reserve Board's ongoing commitment to raising interest rates, combined with record oil prices and deficits, are likely to slow the pace of economic growth, posing both challenges as well as opportunities for investors in both the equity and bond markets.
      No matter what the market brings, short-term performance changes should not distract you from your long-term financial plan. Now may be an opportune time for you to review your portfolio with your financial advisor to make sure that your asset allocation remains on target for you. Keep in mind that finding the best balance of performance and protection requires discipline and diversification.1 Your Phoenix-Kayne Fund allocation may help in this effort.
      For monthly updates on all Phoenix Funds, including performance and portfolio holdings, please visit PhoenixInvestments.com.


Sincerely,

/s/Philip R. McLoughlin

Philip R. McLoughlin
Chairman, Phoenix Funds

JANUARY 2005


1 DIVERSIFICATION DOES NOT GUARANTEE AGAINST A LOSS, AND THERE IS NO GUARANTEE
  THAT A DIVERSIFIED PORTFOLIO WILL OUTPERFORM A NON-DIVERSIFIED PORTFOLIO.

The preceding information is the opinion of the Chairman of the Phoenix Funds Board of Trustees. There is no guarantee that market forecasts discussed will be realized.

TABLE OF CONTENTS


Glossary ....................................................................  3

Phoenix-Kayne California Intermediate Tax-Free Bond Fund ....................  5

Phoenix-Kayne Intermediate Total Return Bond Fund ........................... 16

Phoenix-Kayne International Fund ............................................ 24

Phoenix-Kayne Rising Dividends Fund ......................................... 36

Phoenix-Kayne Small-Mid Cap Fund ............................................ 47

Notes to Financial Statements ............................................... 58

GLOSSARY


ADR (AMERICAN DEPOSITARY RECEIPT)
Represents shares of foreign companies traded in U.S. dollars on U.S. exchanges that are held by a bank or a trust. Foreign companies use ADRs in order to make it easier for Americans to buy their shares.

BASIS POINT (BP)
One-hundredth of a percentage point (0.01%). Basis points are often used to measure changes in or differences between yields on fixed income securities, since these often change by very small amounts.

DOW JONES INDUSTRIAL AVERAGE(SM)
A price-weighted average of 30 blue chip stocks. The index is calculated on a total return basis with dividends reinvested. The index performance does not reflect sales charges.

DURATION
A measure of volatility of a fixed income security, fixed income portfolio or fixed income portion of a portfolio. It is the change in the value of the fixed income security, fixed income portfolio or portion thereof that will result from a 1% change in interest rates. Duration is stated in years. For example, a 5-year duration means the fixed income security, fixed income portfolio or portion will decrease in value by 5% if interest rates rise 1%, and increase in value by 5% if interest rates fall 1%.

FEDERAL FUNDS RATE
The interest rate charged on overnight loans of reserves by one financial institution to another in the United States. The federal funds rate is the most sensitive indicator of the direction of interest rates since it is set daily by the market.

FEDERAL RESERVE (THE "FED")
The central bank of the U.S., responsible for controlling the money supply, interest rates and credit with the goal of keeping the U.S. economy and currency stable. Governed by a seven-member board, the system includes 12 regional Federal Reserve Banks, 25 branches and all national and state banks that are part of the system.

LEHMAN BROTHERS AGGREGATE BOND INDEX
An index that measures the U.S. investment grade fixed rate bond market. The index is calculated on a total return basis.

LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CREDIT BOND INDEX
Measures U.S. investment grade government and corporate debt securities with an average maturity of 4 to 5 years. The index is calculated on a total return basis.

LEHMAN BROTHERS 5-YEAR MUNICIPAL BOND INDEX
A market capitalization-weighted index that measures the long-term tax exempt bond market, consisting of general obligation bonds, revenue bonds, insured bonds and pre-refunded bonds, all in the maturity range of 4 to 6 years. The index is calculated on a total return basis.

MSCI EAFE(R) INDEX (NET)
A free float-adjusted market capitalization index that measures developed foreign market equity performance, excluding the U.S. and Canada. The index is calculated on a total return basis with net dividends reinvested.

RUSSELL 2500(TM) INDEX
A market capitalization-weighted index of the 2,500 smallest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

S&P 500(R) INDEX
A market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

S&P CALIFORNIA MUNICIPAL BOND INDEX
A market value-weighted index of California municipal bond issues held by managed municipal bond fund customers of Standard & Poor's that are priced daily. The index is calculated on a total return basis.

SECTOR/SUBSECTOR
A particular group of stocks within the market, usually sorted by industry, that can be further broken down into subsets. For example, the technology sector can be broken down into various subsectors such as computer hardware and semiconductors.

SUPRANATIONAL
An entity that is formed by two or more central governments through international treaties. The purpose for creating a supranational is to promote economic development for the member countries. Example: The International Bank for Reconstruction and Development (World Bank).

YIELD CURVE
A line chart that shows interest rates at a specific point in time for securities of equivalent quality but with different maturities. A "normal or positive" yield curve indicates that short-term securities have a lower interest rate than long-term securities; an "inverted or negative" yield curve indicates short-term rates are exceeding long-term rates; and a "flat yield curve" means short- and long-term rates are about the same.








INDEXES ARE UNMANAGED AND NOT AVAILABLE FOR DIRECT INVESTMENT; THEREFORE THEIR PERFORMANCE DOES NOT REFLECT THE EXPENSES ASSOCIATED WITH THE ACTIVE MANAGEMENT OF AN ACTUAL PORTFOLIO.

PHOENIX-KAYNE CALIFORNIA INTERMEDIATE TAX-FREE BOND FUND

A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGEMENT TEAM

Q: WHAT IS THE PHOENIX-KAYNE CALIFORNIA INTERMEDIATE TAX-FREE BOND FUND'S INVESTMENT OBJECTIVE?

A: The Fund's investment objective is to seek income exempt from federal and California state personal income taxes. There is no guarantee the Fund will achieve its objective.

Q: HOW DID THE FUND PERFORM DURING THE FISCAL YEAR ENDED DECEMBER 31, 2004?

A: For the 12-month reporting period, the Fund's Class X shares returned 3.04%. For the same period, the Lehman Brothers Aggregate Bond Index, a broad-based fixed income index, returned 4.34%, and the S&P California Municipal Bond Index, the Fund's style-specific benchmark, returned 5.57%. All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above.

Q: HOW WOULD YOU CHARACTERIZE THE FIXED INCOME MARKETS DURING THE FUND'S FISCAL YEAR?

A: The year 2004 was volatile in the fixed income markets. The yield on the 10-year U.S. Treasury note began the year at 4.25%, hit a low of 3.68% in March, followed by a high of 4.87% in June, only to end the year at 4.22%. On the short end of the yield curve, the Federal Reserve Board moved the federal funds rate from 1% to 2.25% in 2004. We also saw a slight decrease in 30-year interest rates as the yield curve flattened. Throughout this period, high yield interest rates continued to decrease as investors showed a desire for higher yielding securities regardless of the risk level. The best returns in 2004 were generated by investors willing to take on increased risk as measured by both duration and credit quality.

      The California municipal market faced many challenges this year, as the state began with an election to determine the fate of the California state budget. Once the Economic Recovery Bonds Act passed, and the state began to move through the budget process, California municipal bonds began to trade closer to the national yield levels.

Q: WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE DURING THAT TIME?

A: The Fund underperformed its benchmark, the S&P California Municipal Bond Index, for the year because of the Fund's duration. The Fund has maintained a duration of approximately five years, while the duration of the index has been in a nine-year range. Five-year municipals, as measured by the Lehman Brothers 5-Year Municipal Bond Index, returned 2.72%. The Fund's performance reflects the lower return of the intermediate sector, as well as the strong performance of the California market throughout 2004.

Q: WHAT IS YOUR OUTLOOK FOR THE NEXT SIX TO 12 MONTHS?

A: We anticipate continued volatility in the fixed income markets and hope to take advantage of the opportunities that volatility affords. Currently, the market is moving in a trading range, and we believe that the range will trend higher through the year.

     For the California municipal market, we continue to anticipate headline risk as we move through the budget process and a possible special election. However, the economy in California continues to grow, and is a well-diversified large economy that provides investors with many opportunities. We will continue to focus on high quality issues with a focus on essential services and critical infrastructure, as well as a high level of cash flow.

                                                                    JANUARY 2005














THE PRECEDING INFORMATION IS THE OPINION OF PORTFOLIO MANAGEMENT. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS DISCUSSED WILL BE REALIZED.

For definitions of indexes cited and certain investment terms used in this report, see the glossary on page 3.

Phoenix-Kayne California Intermediate Tax-Free Bond Fund

--------------------------------------------------------------------------------
  ANNUAL TOTAL RETURNS 1                              PERIODS ENDING 12/31/04
--------------------------------------------------------------------------------

                                                        INCEPTION   INCEPTION
                                       1 YEAR  5 YEAR  TO 12/31/04    DATE
                                       ------  ------  -----------  ---------
Class X Shares                          3.04%   5.64%      4.42%     10/28/96
Lehman Brothers Aggregate Bond Index    4.34    7.71       7.02      10/28/96
S&P California Municipal Bond Index     5.57    7.32       5.70      10/31/96

--------------------------------------------------------------------------------
  GROWTH OF $10,000                                      PERIODS ENDING 12/31
--------------------------------------------------------------------------------

This Growth of $10,000 chart assumes an initial investment of $10,000 made on 10/28/96 (inception of the Fund) in Class X shares. The total return for Class X shares reflects no sales charge. Performance assumes dividends and capital gains are reinvested.

         [CHART OMITTED - GRAPHIC INTERPRETATION OF DATA IS AS FOLLOWS]

              Phoenix-Kayne
               California
              Intermediate
                Tax-Free      Lehman Brothers   S&P California
                Bond Fund     Aggregate Bond    Municipal Bond
                Class X 2         Index             Index
              -------------   ---------------   --------------
10/28/96         $10,000          $10,000          $10,000
12/31/96          10,002           10,162           10,111
12/31/97          10,428           11,143           10,756
12/31/98          10,883           12,111           11,384
12/31/99          10,833           12,011           11,049
12/29/00          11,936           13,408           12,476
12/31/01          12,445           14,540           13,062
12/31/02          13,266           16,032           14,170
12/31/03          13,830           16,690           14,897
12/31/04          14,250           17,414           15,728

--------------------------------------------------------------------------------
  SECTOR WEIGHTINGS                                                  12/31/04
--------------------------------------------------------------------------------

As a percentage of total investments

         [CHART OMITTED - GRAPHIC INTERPRETATION OF DATA IS AS FOLLOWS]

                 General Revenue               15%
                 General Obligation            15
                 Water & Sewer Revenue         14
                 Transportation Revenue        11
                 Power Revenue                  8
                 Municipal Utility District
                 Revenue                        6
                 Pre-Refunded                   6
                 Other                         25

1 Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
2 This chart illustrates NAV returns on Class X shares since inception.
  For information regarding the indexes, see the glossary on page 3.

ALL RETURNS REPRESENT PAST PERFORMANCE WHICH IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN PERFORMANCE SHOWN. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE VISIT PHOENIXINVESTMENTS.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.

Phoenix-Kayne California Intermediate Tax-Free Bond Fund


ABOUT YOUR FUND'S EXPENSES

   We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Kayne California Intermediate Tax-Free Bond Fund, you incur ongoing costs, including investment advisory fees and other expenses. Class X shares are sold without a sales charge and do not incur distribution and service fees. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six month period.


ACTUAL EXPENSES

   The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.


HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

   The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

   Please note that the expenses shown in the accompanying table is meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If you have incurred transactional costs, your costs could have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

California Intermediate     Beginning             Ending        Expenses Paid
  Tax-Free Bond Fund      Account Value       Account Value        During
        Class X           June 30, 2004     December 31, 2004      Period*
-----------------------   -------------     -----------------   -------------
Actual                      $1,000.00           $1,037.20           $3.84

Hypothetical (5% return
  before expenses)           1,000.00            1,021.32            3.82

*EXPENSES ARE EQUAL TO THE FUND'S CLASS X ANNUALIZED EXPENSE RATIO OF 0.75%,
 WHICH INCLUDES WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 366 TO REFLECT THE ONE-HALF YEAR PERIOD.

 ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE FUND'S CLASS X RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE CLASS' ACTUAL RETURN FOR THE YEAR ENDED DECEMBER 31, 2004. THE CLASS' ACTUAL RETURN AT NAV FOR THE FISCAL YEAR WAS 3.04%. UTILIZING THIS 12 MONTH RETURN YIELDS AN ACCOUNT VALUE AT DECEMBER 31, 2004 OF $1,030.40.

 YOU CAN FIND MORE INFORMATION ABOUT THE FUND'S EXPENSES IN THE FINANCIAL STATEMENTS SECTION THAT FOLLOWS. FOR ADDITIONAL INFORMATION ON OPERATING EXPENSES AND OTHER SHAREHOLDER COSTS, PLEASE REFER TO THE PROSPECTUS.

Phoenix-Kayne California Intermediate Tax-Free Bond Fund


-------------------------------------------------------------------------------------------------------------------------------
                        TEN LARGEST HOLDINGS AT DECEMBER 31, 2004 (AS A PERCENTAGE OF TOTAL NET ASSETS)(d)
-------------------------------------------------------------------------------------------------------------------------------
 1. San Jose Financing Authority Convention                      6. Redlands Financing Authority Series A
    Center Project Series F 5%, 9/1/15                  3.3%        5%, 9/1/17                                          2.8%
 2. South Coast Air Quality Management District                  7. Northern California Power Agency Public
    6%, 8/1/11                                          3.0%        Power Revenue Hydroelectric Project No. 1
 3. California State Department of Water                            Series A 5%, 7/1/15                                 2.8%
    Resource Power Supply Revenue Series A                       8. Mountain View Shoreline Regional Park
    5.25%, 5/1/09                                       2.9%        Community Series A 5.50%, 8/1/21                    2.8%
 4. Port of Oakland California Series I                          9. San Diego County Certificates of Participation
    5.60%, 11/1/19                                      2.9%        5.25%, 11/1/15                                      2.8%
 5. Irvine Unified School District Community                    10. San Francisco City & County Airports
    Facilities District No. 86-1 5.50%, 11/1/13         2.9%        Commission Second Series - Issue 10B
                                                                    5.375%, 5/1/17                                      2.8%
-------------------------------------------------------------------------------------------------------------------------------

                  SCHEDULE OF INVESTMENTS AT DECEMBER 31, 2004

                                             STANDARD
                                             & POOR'S     PAR
                                              RATING     VALUE
                                            (Unaudited)  (000)      VALUE
                                            -----------  ------  -----------
MUNICIPAL TAX-EXEMPT BONDS(f)--98.7%

DEVELOPMENT REVENUE--4.2%
Los Angeles Community Redevelopment
Agency Hollywood Redevelopment Project
Series C 5%, 7/1/14 (MBIA Insured) .........     AAA     $  500  $   543,274

Los Angeles County Public Works Financing
Authority Series A 5.50%, 10/1/18
(FSA Insured) ..............................     AAA        450      525,469

Menlo Park Community Development
Agency Las Pulgas Community Development
Project 5.375%, 6/1/16 (AMBAC Insured) .....     AAA        250      265,372

Riverside County Redevelopment Agency
Jurupa Valley Project Area 5.25%, 10/1/17
(AMBAC Insured) ............................     AAA        250      277,293
                                                                 -----------
                                                                   1,611,408
                                                                 -----------
EDUCATION REVENUE--0.7%
California Educational Facilities Authority
Chapman University 5.375%, 10/1/16
(CONNIE LEE Insured) .......................     AAA        250      267,558

FACILITIES REVENUE--2.4%
California State Public Works Board
Series C 5.25%, 11/1/20 ....................     A-         500      539,635


                                             STANDARD
                                             & POOR'S     PAR
                                              RATING     VALUE
                                            (Unaudited)  (000)      VALUE
                                            -----------  ------  -----------
FACILITIES REVENUE--CONTINUED
Los Angeles State Building Authority
Department of General Services Series A
5.375%, 5/1/06 .............................     A-      $  200  $   207,346

Oakland State Building Authority
Series A 5%, 4/1/17 ........................     AAA        150      159,020
                                                                 -----------
                                                                     906,001
                                                                 -----------
GENERAL OBLIGATION--15.9%
California State Public Works Board
Series A 5.25%, 12/1/13 ....................     A-         290      314,661

City of San Diego Public Safety
Communication Project 6.50%, 7/15/07 .......     A(c)       800      875,848

Fremont Union High School District/Santa
Clara County Series B 5.25%, 9/1/15 ........     AA         200      219,206

Long Beach Unified School District Series C
5.375%, 8/1/16 (MBIA Insured) ..............     Aaa(c)     300      333,114

Los Angeles Unified School District Series F
5%, 7/1/14 (FSA Insured) ...................     AAA        500      552,736

Metropolitan Water District of Southern
California Series A 5.25%, 3/1/11 ..........     AAA        180      198,207


                        See Notes to Financial Statements                      9

Phoenix-Kayne California Intermediate Tax-Free Bond Fund


                                             STANDARD
                                             & POOR'S     PAR
                                              RATING     VALUE
                                            (Unaudited)  (000)      VALUE
                                            -----------  ------  -----------
GENERAL OBLIGATION--CONTINUED
Oakland Unified School District Alameda
County School Improvements 5%, 8/1/16
(FSA Insured) ..............................     AAA     $  400  $   425,452

Puerto Rico Public Finance Corp. Series A
5.25%, 8/1/30 (AMBAC Insured)(e) ...........     AAA        500      554,055

San Diego County Certificates of
Participation 5.25%, 11/1/15 (AMBAC
Insured) ...................................     AAA        960    1,059,898

State of California 6.25%, 4/1/08 ..........     A          825      919,281

State of California Public Improvements
5.25%, 6/1/16 ..............................     A          250      262,095

State of California School Improvements
5.50%, 4/1/10 ..............................     AAA        200      226,342

State of California Unrefunded Balance-2001
5.375%, 3/1/06 .............................     A           45       45,641

Torrance California Unrefunded 5.50%,
4/1/12 .....................................     AAA        105      108,038
                                                                 -----------
                                                                   6,094,574
                                                                 -----------
GENERAL REVENUE--14.6%
Brea & Olinda Unified School District
Series A 6%, 8/1/15 (FGIC Insured) .........     AAA        150      180,393

Modesto Wastewater Treatment Facilities
Revenue 6%, 11/1/12 (MBIA Insured) .........     AAA        735      870,791

Ontario Redevelopment Financing Authority
Ontario Redevelopment Project No. 1
6.90%, 8/1/10 (MBIA Insured) ...............     AAA         70       84,190

Ontario Redevelopment Financing Authority
Project No. 1 Center City & Cimarron
5.25%, 8/1/13 (MBIA Insured) ...............     AAA        500      559,945

San Francisco City & County Educational
Facilities Unified School District Series B
5.50%, 6/15/12 .............................     AA         500      547,900

San Jose Financing Authority Convention
Center Project Series F 5%, 9/1/15
(MBIA Insured) .............................     AA       1,185    1,280,902

San Jose Financing Authority Convention
Center Project Series F 5%, 9/1/16
(MBIA Insured) .............................     AA         350      376,607


                                             STANDARD
                                             & POOR'S     PAR
                                              RATING     VALUE
                                            (Unaudited)  (000)      VALUE
                                            -----------  ------  -----------
GENERAL REVENUE--CONTINUED
Santa Clara County Finance Authority
Leasing Revenue 7.75%, 11/15/11 ............     AAA     $  400  $   509,880

South Coast Air Quality Management
District 6%, 8/1/11 (AMBAC Insured) ........     AAA      1,000    1,164,750
                                                                 -----------
                                                                   5,575,358
                                                                 -----------
HIGHER EDUCATION REVENUE--1.4%
University of California Series A 5%,
5/15/10 (AMBAC Insured) ....................     AAA        500      556,235

MEDICAL REVENUE--5.0%
California Health Facilities Financing
Authority Series A 6.25%, 10/1/13
(MBIA Insured) .............................     AAA      1,000    1,004,080

California Health Facilities Financing
Authority Series A 5%, 11/15/14 ............     A-         250      270,815

California Statewide Communities
Development Authority Los Angeles Jewish
Home 4.75%, 11/15/10 (CA ST MTG
Insured) ...................................     A          500      538,885

San Joaquin County General Hospital
Project Certificates of Participation 5.25%,
9/1/12 .....................................     AAA        100      109,888
                                                                 -----------
                                                                   1,923,668
                                                                 -----------
MUNICIPAL UTILITY DISTRICT REVENUE--6.2%
City of San Diego Public Facilities Financial
Authority Series A 5%, 5/15/13 (AMBAC
Insured) ...................................     AAA        300      303,816

Los Angeles Wastewater System Revenue
5%, 6/1/08 (FSA Insured) ...................     AAA        375      408,619

Sacramento Municipal Utility District
Series L 5.10%, 7/1/13 (AMBAC Insured) .....     AAA        500      539,945

Sacramento Municipal Utility District
Series O 5.25%, 8/15/10 (MBIA Insured) .....     AAA        500      562,355

Sacramento Municipal Utility District
Series O 5.25%, 8/15/15 (MBIA Insured) .....     AAA        310      344,270

Sacramento Municipal Utility District
Series O 5.25%, 8/15/17 (MBIA Insured) .....     AAA        200      221,486
                                                                 -----------
                                                                   2,380,491
                                                                 -----------
POWER REVENUE--8.4%
California State Department of Water
Resource Power Supply Revenue Series A
5.25%, 5/1/09 (MBIA Insured) ...............     AAA      1,000    1,108,500

10                      See Notes to Financial Statements

Phoenix-Kayne California Intermediate Tax-Free Bond Fund


                                             STANDARD
                                             & POOR'S     PAR
                                              RATING     VALUE
                                            (Unaudited)  (000)      VALUE
                                            -----------  ------  -----------
POWER REVENUE--CONTINUED
City of Pasadena 5%, 6/1/17 (MBIA
Insured) ...................................     AAA     $  300  $   322,635

Northern California Power Agency Public
Power Revenue Hydroelectric Project No. 1
Series A 5%, 7/1/15 (MBIA Insured) .........     AAA      1,000    1,067,240

Southern California Public Power Authority
Series B 5%, 7/1/12 (FSA Insured) ..........     AAA        635      708,336
                                                                 -----------
                                                                   3,206,711
                                                                 -----------

PRE-REFUNDED--6.5%
Contra Costa County Home Mortgage
Revenue 7.50%, 5/1/14 (GNMA COLL
Insured)(b) ................................     AAA        500      662,100

Foothill Eastern Transportation Corridor
Agency Series A 6.95%, 1/1/07(b) ...........     AAA        200      216,838

Foothill Eastern Transportation Corridor
Agency Series A 7%, 1/1/08(b) ..............     AAA        500      561,795

Foothill Eastern Transportation Corridor
Agency Series A 7.10%, 1/1/11 ..............     AAA        550      672,446

Los Angeles Convention & Exhibit Center
Authority Certificates of Participation
9%, 12/1/20 ................................     AAA        150      159,357

Stockton Housing Facilities Revenue
O'Connor Woods Project A 5.60%, 3/20/28
(GNMA COLL Insured) ........................     NR         200      201,286

Torrance California Certificates of
Participation 5.50%, 4/1/12 ................     AAA         20       20,579
                                                                 -----------
                                                                   2,494,401
                                                                 -----------
SCHOOL DISTRICT REVENUE--2.9%
Irvine Unified School District Community
Facilities District No. 86-1 5.50%, 11/1/13
(AMBAC Insured) ............................     AAA      1,000    1,096,980

SINGLE FAMILY HOUSING REVENUE--2.9%
California Housing Finance Agency Series A
5.85%, 8/1/16 (MBIA/FHA/VA/CAHLIF
MTGS Insured) ..............................     AAA        210      220,572

California Housing Finance Agency Series F
5.95%, 8/1/14 (MBIA/FHA/VA/CAHLIF
MTGS Insured) ..............................     AAA        405      416,255


                                             STANDARD
                                             & POOR'S     PAR
                                              RATING     VALUE
                                            (Unaudited)  (000)      VALUE
                                            -----------  ------  -----------
SINGLE FAMILY HOUSING REVENUE--CONTINUED
California Housing Finance Agency Series L
5.90%, 8/1/17 (MBIA/FHA/VA/GTD MTGS
Insured) ...................................     AAA     $  215  $   221,239

Cypress Residential Mortgage Revenue
Series B 7.25%, 1/1/12 (PRIV MTGS
Insured)(b) ................................     NR         200      251,222
                                                                 -----------
                                                                   1,109,288
                                                                 -----------
TRANSPORTATION REVENUE--10.9%
Alameda Corridor Transportation Authority
Series A 5.125%, 10/1/16 (MBIA Insured) ....     AAA        150      164,025

Alameda Corridor Transportation Authority
Series A 5.125%, 10/1/17 (MBIA Insured) ....     AAA        125      136,341

Port of Oakland Series I 5.60%, 11/1/19
(MBIA Insured) .............................     AAA      1,000    1,108,100

San Francisco Bay Area Rapid Transit
District Sales Tax Revenue 5.50%, 7/1/15 ...     AAA        190      194,997

San Francisco Bay Area Rapid Transit
District Sales Tax Revenue 5.25%, 7/1/17 ...     AA-        500      541,160

San Francisco City and County Airports
Commission 5.375%, 5/1/17
(MBIA Insured) .............................     AAA      1,000    1,058,380

San Mateo County Transit District Series A
5%, 6/1/14 (MBIA Insured) ..................     AAA        400      428,648

Santa Clara Valley Transportation Authority
Series A 5%, 6/1/17 (MBIA Insured) .........     AAA        500      534,690
                                                                 -----------
                                                                   4,166,341
                                                                 -----------
VETERAN REVENUE--2.4%
State of California Veterans Bonds Series BG
5.15%, 12/1/14 .............................     A          895      917,545

WATER & SEWER REVENUE--14.3%
California State Department of Water
Resources 5.125%, 12/1/15 ..................     AA         200      217,174

California State Department of Water
Resources Series T 5.125%, 12/1/12 .........     AA         250      274,085

California State Department of Water
Resources Series W 5.50%, 12/1/13
(FSA-CR Insured) ...........................     AAA        400      463,064

                        See Notes to Financial Statements                     11

Phoenix-Kayne California Intermediate Tax-Free Bond Fund


                                             STANDARD
                                             & POOR'S     PAR
                                              RATING     VALUE
                                            (Unaudited)  (000)      VALUE
                                            -----------  ------  -----------
WATER & SEWER REVENUE--CONTINUED
Los Angeles Department of Water & Power
Series A-A-3 5.25%, 7/1/18 .................     AA-     $  300  $   312,924

Los Angeles Waste Water System Revenue
Series B 5%, 6/1/14 (FGIC Insured) .........     AAA        700      750,134

Metropolitan Water District of Southern
California Series A 5%, 7/1/13 .............     AA+        200      217,804

Metropolitan Water District of Southern
California Series B 5%, 7/1/13 .............     AA+        500      557,390

Mountain View Shoreline Regional Park
Community Series A 5.50%, 8/1/21
(MBIA Insured) .............................     AAA      1,000    1,066,630

Redlands Financing Authority Series A
5%, 9/1/17 (FSA Insured) ...................     AAA      1,000    1,077,750

Westlands Water District Revenue
Certificates of Participation 5.25%, 9/1/14
(MBIA Insured) .............................     AAA        500      562,130
                                                                 -----------
                                                                   5,499,085
                                                                 -----------
----------------------------------------------------------------------------
TOTAL MUNICIPAL TAX-EXEMPT BONDS
(IDENTIFIED COST $36,601,295)                                     37,805,644
----------------------------------------------------------------------------

TOTAL INVESTMENTS--98.7%
(IDENTIFIED COST $36,601,295)                                      37,805,644(a)

Other assets and liabilities, net--1.3%                               479,369
                                                                  -----------
NET ASSETS--100.0%                                                $38,285,013
                                                                  ===========





(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $1,246,762 and gross depreciation of $42,413 for federal income tax purposes. At December 31, 2004, the aggregate cost of securities for federal income tax purposes was $36,601,295.
(b) Escrowed to maturity.
(c) As rated by Moody's or Fitch.
(d) Table excludes short-term investments.
(e) Variable or step coupon security; interest rate shown reflects the rate currently in effect.
(f) At December 31, 2004, 71.8% of the securities in the portfolio are backed by insurance of financial institutions and financial guaranty assurance agencies. Insurers with a concentration greater than 10% of net assets are as follows: MBIA 38.1%, AMBAC 15.2%, and FSA 10.9%.

12                      See Notes to Financial Statements

Phoenix-Kayne California Intermediate Tax-Free Bond Fund


                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2004

ASSETS
Investment securities at value
   (identified cost $36,601,295)                                   $37,805,644
Receivables
   Interest                                                            503,042
   Investment securities sold                                          484,825
   Receivable from adviser                                               7,933
Prepaid expenses                                                        10,203
                                                                   -----------
     Total assets                                                   38,811,647
                                                                   -----------
LIABILITIES
Cash overdraft                                                         427,647
Payables
   Fund shares repurchased                                                 719
   Dividend distributions                                               58,916
   Professional fee                                                     24,623
   Financial agent fee                                                   4,549
   Trustees' fee                                                         2,882
Accrued expenses                                                         7,298
                                                                   -----------
     Total liabilities                                                 526,634
                                                                   -----------
NET ASSETS                                                         $38,285,013
                                                                   ===========
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest                   $37,076,148
Undistributed net investment income                                      4,516
Net unrealized appreciation                                          1,204,349
                                                                   -----------
NET ASSETS                                                         $38,285,013
                                                                   ===========
Shares of beneficial interest outstanding,
   no par value, unlimited authorization
   (Net Assets $38,285,013)                                          3,553,833
                                                                   ===========
NET ASSET VALUE AND OFFERING PRICE PER SHARE                            $10.77
                                                                        ======


                             STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2004

INVESTMENT INCOME
Interest                                                            $1,558,551
                                                                    ----------
     Total investment income                                         1,558,551
                                                                    ----------
EXPENSES
Investment advisory fee                                                188,263
Financial agent fee                                                     38,418
Administration fee                                                      25,070
Professional                                                            30,090
Trustees                                                                24,236
Custodian                                                               17,955
Transfer agent                                                          14,858
Registration                                                            12,071
Printing                                                                 8,508
Miscellaneous                                                           10,609
                                                                    ----------
     Total expenses                                                    370,078
     Less expenses reimbursed by investment adviser                    (87,348)
     Custodian fees paid indirectly                                       (326)
                                                                    ----------
     Net expenses                                                      282,404
                                                                    ----------
NET INVESTMENT INCOME                                                1,276,147
                                                                    ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments                                       387,638
Net change in unrealized appreciation (depreciation) on
   investments                                                        (463,295)
                                                                    ----------
NET LOSS ON INVESTMENTS                                                (75,657)
                                                                    ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                $1,200,490
                                                                    ==========



                        See Notes to Financial Statements                     13

Phoenix-Kayne California Intermediate Tax-Free Bond Fund

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                              Year Ended           Year Ended
                                                                                               12/31/04             12/31/03
                                                                                            --------------       --------------
FROM OPERATIONS
   Net investment income (loss)                                                               $ 1,276,147          $ 1,352,020
   Net realized gain (loss)                                                                       387,638              179,694
   Net change in unrealized appreciation (depreciation)                                          (463,295)             (17,141)
                                                                                              -----------          -----------
   INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                  1,200,490            1,514,573
                                                                                              -----------          -----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income                                                                       (1,276,807)          (1,360,391)
   Net realized short-term gains                                                                  (31,815)                  --
   Net realized long-term gains                                                                  (482,971)             (52,546)
                                                                                              -----------          -----------
   DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS                                   (1,791,593)          (1,412,937)
                                                                                              -----------          -----------
FROM SHARE TRANSACTIONS
   Proceeds from sales of shares (500,653 and 864,287 shares, respectively)                     5,418,380            9,441,863
   Net asset value of shares issued from reinvestment of distributions
     (72,718 and 67,285 shares, respectively)                                                     786,372              737,267
   Cost of shares repurchased (612,472 and 384,895 shares, respectively)                       (6,696,885)          (4,219,993)
                                                                                              -----------          -----------
   INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS                                     (492,133)           5,959,137
                                                                                              -----------          -----------
   NET INCREASE (DECREASE) IN NET ASSETS                                                       (1,083,236)           6,060,773

NET ASSETS
   Beginning of period                                                                         39,368,249           33,307,476
                                                                                              -----------          -----------
   END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT
     INCOME OF $4,516 AND $5,176, RESPECTIVELY)                                               $38,285,013          $39,368,249
                                                                                              ===========          ===========




14                      See Notes to Financial Statements

Phoenix-Kayne California Intermediate Tax-Free Bond Fund


                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                        CLASS X
                                                               --------------------------------------------------------
                                                                                 YEAR ENDED DECEMBER 31
                                                               --------------------------------------------------------
                                                                2004         2003        2002         2001        2000
Net asset value, beginning of period                           $10.96       $10.93      $10.74       $10.83      $10.29
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                                  0.37         0.41        0.46         0.47        0.49
   Net realized and unrealized gain (loss)                      (0.04)        0.04        0.24        (0.02)       0.54
                                                               ------       ------      ------       ------      ------
     TOTAL FROM INVESTMENT OPERATIONS                            0.33         0.45        0.70         0.45        1.03
                                                               ------       ------      ------       ------      ------
LESS DISTRIBUTIONS
   Dividends from net investment income                         (0.37)       (0.41)      (0.46)       (0.47)      (0.49)
   Distributions from net realized gains                        (0.15)       (0.01)      (0.05)       (0.07)         --
                                                               ------       ------      ------       ------      ------
     TOTAL DISTRIBUTIONS                                        (0.52)       (0.42)      (0.51)       (0.54)      (0.49)
                                                               ------       ------      ------       ------      ------
Change in net asset value                                       (0.19)        0.03        0.19        (0.09)       0.54
                                                               ------       ------      ------       ------      ------
NET ASSET VALUE, END OF PERIOD                                 $10.77       $10.96      $10.93       $10.74      $10.83
                                                               ======       ======      ======       ======      ======
Total return                                                     3.04%        4.25%       6.60%        4.26%      10.18%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)                      $38,285      $39,368     $33,307      $34,422     $31,353

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
   Net operating expenses                                        0.75%        0.75%       0.75%        0.75%       0.75% (1)
   Gross operating expenses                                      0.98%        1.03%       0.98%        0.85%       0.96%
   Net investment income                                         3.39%        3.72%       4.18%        4.38%       4.63%
Portfolio turnover                                                 62%          33%         21%          61%         33%

(1) For the period ended December 31, 2000, the ratio of net operating expenses excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would have been 0.01% lower than ratio shown in the table.

                        See Notes to Financial Statements                     15

PHOENIX-KAYNE INTERMEDIATE TOTAL RETURN BOND FUND

A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGEMENT TEAM

Q: WHAT IS THE PHOENIX-KAYNE INTERMEDIATE TOTAL RETURN BOND FUND'S INVESTMENT OBJECTIVE?

A: The Fund has an investment objective of maximizing total return, mainly through current income, with capital appreciation as a secondary factor. There is no guarantee the Fund will achieve its objective.

Q: HOW DID THE FUND PERFORM DURING THE FISCAL YEAR ENDED DECEMBER 31, 2004?

A: For the 12-month reporting period, the Fund's Class X shares returned 2.13%. For the same period, the Lehman Brothers Aggregate Bond Index, a broad-based fixed income index, returned 4.34%, and the Lehman Brothers Intermediate Government/Credit Bond Index, the Fund's style-specific benchmark, returned 3.04%. All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above.

Q: HOW WOULD YOU CHARACTERIZE THE FIXED INCOME MARKET ENVIRONMENT DURING THE FUND'S FISCAL YEAR?

A: The year 2004 was volatile in the fixed income markets. The yield on the 10-year U.S. Treasury note began the year at 4.25%, hit a low of 3.68% in March, followed by a high of 4.87% in June, only to end the year at 4.22%. On the short end of the yield curve, the Federal Reserve Board moved the federal funds rate from 1% to 2.25% in 2004. We also saw a slight decrease in 30-year interest rates as the yield curve flattened. Throughout this period, high yield interest rates continued to decrease as investors showed a desire for higher yielding securities regardless of the risk level. The best returns in 2004 were generated by investors willing to take on increased risk as measured by both duration and credit quality.

Q: WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE DURING THAT TIME?

A: The Fund underperformed the Lehman Brothers Intermediate Government/Credit Bond Index this year because of the allocation to supranational securities and the Fund's high credit quality. In the index, Aaa-rated intermediate-duration securities returned 2.57%, while Baa intermediate securities returned 4.97%. The Fund's average credit rating in 2004 was AA+. Supranational securities provide a high level of quality and diversification; however, this sector in the intermediate-duration range provided a return of 2.19% that, when compared with the 4.29% return for intermediate corporate bonds, detracted from the Fund's overall performance.

Q: WHAT IS YOUR OUTLOOK FOR THE NEXT SIX TO 12 MONTHS?

A: We anticipate continued volatility in the fixed income markets and hope to take advantage of the opportunities that volatility affords. Currently, the market is moving in a trading range, and we believe that the range will trend higher through the year. We will continue to invest in high quality intermediate-duration securities while looking for additional yield opportunities.

                                                                    JANUARY 2005

THE PRECEDING INFORMATION IS THE OPINION OF PORTFOLIO MANAGEMENT. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS DISCUSSED WILL BE REALIZED.

For definitions of indexes cited and certain investment terms used in this report, see the glossary on page 3.

Phoenix-Kayne Intermediate Total Return Bond Fund

--------------------------------------------------------------------------------
  ANNUAL TOTAL RETURNS 1                              PERIODS ENDING 12/31/04
--------------------------------------------------------------------------------

                                                       INCEPTION    INCEPTION
                                    1 YEAR   5 YEAR   TO 12/31/04     DATE
                                    ------   ------   -----------   ---------
Class X Shares                       2.13%    6.29%      5.57%       10/28/96
Lehman Brothers Aggregate
   Bond Index                        4.34     7.71       7.02        10/28/96
Lehman Brothers Intermediate
   Government/Credit Bond Index      3.04     7.21       6.88        10/28/96

--------------------------------------------------------------------------------
  GROWTH OF $10,000                                      PERIODS ENDING 12/31
--------------------------------------------------------------------------------

This Growth of $10,000 chart assumes an initial investment of $10,000 made on 10/28/96 (inception of the Fund) in Class X shares. The total return for Class X shares reflects no sales charge. Performance assumes dividends and capital gains are reinvested.

         [CHART OMITTED - GRAPHIC INTERPRETATION OF DATA IS AS FOLLOWS]

                                                          Lehman
                Phoenix-Kayne        Lehman              Brothers
                Intermediate         Brothers          Intermediate
               Total Bond Fund    Aggregate Bond     Government/Credit
                  Class X 2           Index             Bond Index
               ---------------    --------------     -----------------
10/28/96           $10,000           $10,000             $10,000
12/31/96            10,020            10,162              10,364
12/31/97            10,741            11,143              11,180
12/31/98            11,558            12,111              12,123
12/31/99            11,484            12,011              12,169
12/29/00            12,563            13,408              13,400
12/31/01            13,565            14,540              14,601
12/31/02            14,846            16,032              16,037
12/31/03            15,253            16,690              16,728
12/31/04            15,579            17,414              17,237

--------------------------------------------------------------------------------
  SECTOR WEIGHTINGS                                                  12/31/04
--------------------------------------------------------------------------------

As a percentage of total investments

         [CHART OMITTED - GRAPHIC INTERPRETATION OF DATA IS AS FOLLOWS]

                    Domestic Corporate Bonds        48%
                    U.S. Treasury Notes             26
                    Agency Non Mortgage-
                    Backed Securities               14
                    Agency Mortgage-Backed
                    Securities                       7
                    Other                            5

1 Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
2 This chart illustrates NAV returns on Class X shares since inception.
  For information regarding the indexes, see the glossary on page 3.

ALL RETURNS REPRESENT PAST PERFORMANCE WHICH IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN PERFORMANCE SHOWN. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE VISIT PHOENIXINVESTMENTS.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.

Phoenix-Kayne Intermediate Total Return Bond Fund


ABOUT YOUR FUND'S EXPENSES

   We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Kayne Intermediate Total Return Bond Fund, you incur ongoing costs, including investment advisory fees and other expenses. Class X share are sold without a sales charge and do not incur distribution and service fees. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period.


ACTUAL EXPENSES

   The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.


HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

   The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

   Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the accompanying tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If you have incurred transactional costs, your costs could have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

Intermediate Total Return      Beginning           Ending          Expenses Paid
        Bond Fund            Account Value      Account Value          During
         Class X             June 30, 2004    December 31, 2004        Period*
-------------------------    -------------    -----------------    -------------
Actual                         $1,000.00          $1,026.20            $4.30

Hypothetical (5% return
  before expenses)              1,000.00           1,020.84             4.30

*EXPENSES ARE EQUAL TO THE FUND'S CLASS X ANNUALIZED EXPENSE RATIO OF 0.84%,
 WHICH INCLUDES WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 366 TO REFLECT THE ONE-HALF YEAR PERIOD.

 ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE FUND'S CLASS X RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE CLASS' ACTUAL RETURN FOR THE YEAR ENDED DECEMBER 31, 2004. THE CLASS' ACTUAL RETURN AT NAV FOR THE FISCAL YEAR WAS 2.13%. UTILIZING THIS 12 MONTH RETURN YIELDS AN ACCOUNT VALUE AT DECEMBER 31, 2004 OF $1,021.30.

 YOU CAN FIND MORE INFORMATION ABOUT THE FUND'S EXPENSES IN THE FINANCIAL STATEMENTS SECTION THAT FOLLOWS. FOR ADDITIONAL INFORMATION ON OPERATING EXPENSES AND OTHER SHAREHOLDER COSTS, PLEASE REFER TO THE PROSPECTUS.

Phoenix-Kayne Intermediate Total Return Bond Fund


--------------------------------------------------------------------------------------------------------------
              TEN LARGEST HOLDINGS AT DECEMBER 31, 2004 (AS A PERCENTAGE OF TOTAL NET ASSETS)(b)
--------------------------------------------------------------------------------------------------------------
 1. U.S. Treasury Note 6.50%, 2/15/10       15.6%     7. KFW International Finance, Inc.
 2. U.S. Treasury Note 6%, 8/15/09           3.7%        4.75%, 1/24/07                                 3.1%
 3. Wal-Mart Stores, Inc. 4.55%, 5/1/13      3.4%     8. International Bank for Reconstruction and
 4. Fannie Mae 6.625%, 10/15/07              3.2%        Development 4.125%, 8/12/09                    3.0%
 5. Honeywell, Inc. 7%, 3/15/07              3.2%     9. Pfizer, Inc. 4.50%, 2/15/14                    2.9%
 6. Kimberly-Clark Corp. 5%, 8/15/13         3.1%    10. Johnson & Johnson 6.625%, 9/1/09               2.9%
--------------------------------------------------------------------------------------------------------------

                  SCHEDULE OF INVESTMENTS AT DECEMBER 31, 2004

                                             STANDARD
                                             & POOR'S     PAR
                                              RATING     VALUE
                                            (Unaudited)  (000)      VALUE
                                            -----------  ------  -----------
U.S. GOVERNMENT SECURITIES--26.0%

U.S. TREASURY NOTES--26.0%
U.S. Treasury Note 5.625%, 5/15/08 .........     AAA     $  752  $   806,814
U.S. Treasury Note 3.25%, 1/15/09 ..........     AAA      1,460    1,447,796
U.S. Treasury Note 6%, 8/15/09 .............     AAA      1,700    1,875,447
U.S. Treasury Note 6.50%, 2/15/10 ..........     AAA      7,000    7,927,227
U.S. Treasury Note 4.75%, 5/15/14 ..........     AAA      1,100    1,146,664
----------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT SECURITIES
(IDENTIFIED COST $13,233,540)                                     13,203,948
----------------------------------------------------------------------------

AGENCY MORTGAGE-BACKED SECURITIES--7.3%
Fannie Mae 6.375%, 6/15/09 .................     AAA      1,000    1,104,368
Fannie Mae 6.625%, 11/15/10 ................     AAA      1,000    1,131,502
Fannie Mae 7%, 5/1/14 ......................     AAA         71       75,641
Fannie Mae 8%, 1/1/15 ......................     AAA         18       19,287
Freddie Mac 7.50%, 7/1/09 ..................     AAA         41       43,272
Freddie Mac 7.50%, 4/1/14 ..................     AAA         90       96,839
Freddie Mac 7%, 4/1/16 .....................     AAA         76       81,295
GNMA 7%, 7/20/13 ...........................     AAA        110      116,780
GNMA 8%, '21-'27 ...........................     AAA        296      322,169
GNMA 8.50%, 12/15/22 .......................     AAA          2        2,322
GNMA 8.50%, 8/15/24 ........................     AAA         73       79,778
GNMA 8.50%, 8/15/25 ........................     AAA         16       17,725
GNMA 8.50%, 6/15/26 ........................     AAA          3        3,321
GNMA 6%, 8/15/31 ...........................     AAA        566      588,096
----------------------------------------------------------------------------
TOTAL AGENCY MORTGAGE-BACKED SECURITIES
(IDENTIFIED COST $3,533,705)                                       3,682,395
----------------------------------------------------------------------------

AGENCY NON MORTGAGE-BACKED
SECURITIES--13.9%
Fannie Mae 6.625%, 10/15/07 ................     AAA      1,500    1,626,637
Fannie Mae 6%, 5/16/11 .....................     AAA        875      908,459
Fannie Mae 6.20%, 5/3/12 ...................     AAA        500      505,102
FFCB 6.48%, 4/4/12 .........................     AAA      1,000    1,008,477


                                             STANDARD
                                             & POOR'S     PAR
                                              RATING     VALUE
                                            (Unaudited)  (000)      VALUE
                                            -----------  ------  -----------
FHLB 5.925%, 4/9/08 ........................     AAA     $1,000  $ 1,074,753
FHLB 7.80%, 2/11/10 ........................     AAA        350      351,873
FHLB 8.10%, 5/25/10 ........................     AAA        500      510,423
FHLB 5.15%, 1/28/13 ........................     AAA        345      345,484
FHLB 6.30%, 5/13/13 ........................     AAA        220      235,423
Freddie Mac 5.125%, 2/20/13 ................     AAA        500      501,353
----------------------------------------------------------------------------
TOTAL AGENCY NON MORTGAGE-BACKED SECURITIES
(IDENTIFIED COST $7,107,445)                                       7,067,984
----------------------------------------------------------------------------

DOMESTIC CORPORATE BONDS--47.7%

AEROSPACE & DEFENSE--5.7%
Boeing Capital Corp. 5.65%, 5/15/06 ........     A          425      438,387
Boeing Capital Corp. 5.75%, 2/15/07 ........     A          815      851,585
Honeywell, Inc. 7%, 3/15/07 ................     A        1,500    1,609,033
                                                                 -----------
                                                                   2,899,005
                                                                 -----------
COMPUTER HARDWARE--1.5%
Hewlett Packard Co. 7.15%, 6/15/05 .........     A-         750      764,358

CONSUMER FINANCE--1.6%
General Electric Capital Corp. Series A
4.625%, 9/15/09 ............................     AAA        800      821,563

DIVERSIFIED BANKS--4.1%
Bank of America Corp. 7.125%, 5/1/06 .......     A          540      566,591

International Bank for Reconstruction and
Development 4.125%, 8/12/09 ................     AAA      1,500    1,527,015
                                                                 -----------
                                                                   2,093,606
                                                                 -----------
DIVERSIFIED COMMERCIAL SERVICES--1.2%
International Lease Finance Corp. 5.75%,
10/15/06 ...................................     AA-        600      624,885

                        See Notes to Financial Statements                     19

Phoenix-Kayne Intermediate Total Return Bond Fund


                                             STANDARD
                                             & POOR'S     PAR
                                              RATING     VALUE
                                            (Unaudited)  (000)      VALUE
                                            -----------  ------  -----------
HOUSEHOLD PRODUCTS--4.4%
Colgate Palmolive Co. 5.98%, 4/25/12 .......     AA-     $  620  $   682,104
Kimberly-Clark Corp. 5%, 8/15/13 ...........     AA-      1,500    1,548,105
                                                                 -----------
                                                                   2,230,209
                                                                 -----------
HYPERMARKETS & SUPER CENTERS--3.4%
Wal-Mart Stores, Inc. 4.55%, 5/1/13 ........     AA       1,700    1,718,904

INTEGRATED OIL & GAS--2.2%
Conoco Funding Co. 6.35%, 10/15/11 .........     A-       1,000    1,117,731

INTEGRATED TELECOMMUNICATION SERVICES--2.6%
SBC Communications, Inc. 5.875%, 2/1/12 ....     A        1,200    1,294,284

INVESTMENT BANKING & BROKERAGE--2.7%
Bear Stearns Co., Inc. 7.80%, 8/15/07 ......     A          825      911,468
Goldman Sachs Group, Inc. 5.25%, 4/1/13 ....     A+         425      436,543
                                                                 -----------
                                                                   1,348,011
                                                                 -----------
OTHER DIVERSIFIED FINANCIAL SERVICES--2.2%
Heller Financial, Inc. 7.375%, 11/1/09 .....     AAA      1,000    1,139,709

PERSONAL PRODUCTS--2.5%
Gillette Co. 4%, 6/30/05 ...................     AA-      1,260    1,266,832

PHARMACEUTICALS--10.6%
Abbott Laboratories 5.625%, 7/1/06 .........     AA       1,400    1,447,938
Johnson & Johnson 6.625%, 9/1/09 ...........     AAA      1,300    1,448,444
Merck & Co., Inc. 4.375%, 2/15/13 ..........     AA-      1,000      977,509
Pfizer, Inc. 4.50%, 2/15/14 ................     AAA      1,500    1,486,125
                                                                 -----------
                                                                   5,360,016
                                                                 -----------
SPECIALIZED FINANCE--3.0%
KFW International Finance, Inc. 4.75%,
1/24/07 ....................................     AAA      1,500    1,547,479
----------------------------------------------------------------------------
TOTAL DOMESTIC CORPORATE BONDS
(IDENTIFIED COST $23,788,749)                                     24,226,592
----------------------------------------------------------------------------
TOTAL LONG TERM INVESTMENTS--94.9%
(IDENTIFIED COST $47,663,439)                                     48,180,919
----------------------------------------------------------------------------


                                             STANDARD
                                             & POOR'S     PAR
                                              RATING     VALUE
                                            (Unaudited)  (000)      VALUE
                                            -----------  ------  -----------
SHORT-TERM INVESTMENTS--3.5%

FEDERAL AGENCY SECURITIES--3.5%
FHLB 1%, 1/3/05 ............................     A-1+    $1,778  $ 1,777,901
----------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS
(IDENTIFIED COST $1,777,901)                                       1,777,901
----------------------------------------------------------------------------

TOTAL INVESTMENTS--98.4%
(IDENTIFIED COST $49,441,340)                                     49,958,820(a)

Other assets and liabilities, net--1.6%                              778,023
                                                                 -----------
NET ASSETS--100.0%                                               $50,736,843
                                                                 ===========



(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $896,163 and gross depreciation of $383,616 for federal income tax purposes. At December 31, 2004, the aggregate cost of securities for federal income tax purposes was $49,446,273.
(b) Table excludes short-term investments.

20                      See Notes to Financial Statements

Phoenix-Kayne Intermediate Total Return Bond Fund

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2004

ASSETS
Investment securities at value
   (identified cost $49,441,340)                                   $49,958,820
Cash                                                                    23,367
Receivables
   Interest                                                            739,332
   Fund shares sold                                                     72,102
Prepaid expenses                                                        10,562
                                                                   -----------
     Total assets                                                   50,804,183
                                                                   -----------
LIABILITIES
Payables
   Fund shares repurchased                                               3,001
   Professional fee                                                     25,090
   Investment advisory fee                                              21,598
   Financial agent fee                                                   5,287
   Trustee fee                                                           2,882
Accrued expenses                                                         9,482
                                                                   -----------
     Total liabilities                                                  67,340
                                                                   -----------
NET ASSETS                                                         $50,736,843
                                                                   ===========
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest$                   50,259,100
Accumulated net realized loss                                          (39,737)
Net unrealized appreciation                                            517,480
                                                                   -----------
NET ASSETS                                                         $50,736,843
                                                                   ===========
Shares of beneficial interest outstanding,
   no par value, unlimited authorization
   (Net Assets $50,736,843)                                          4,699,209
                                                                   ===========
NET ASSET VALUE AND OFFERING PRICE PER SHARE                            $10.80
                                                                        ======


                             STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2004

INVESTMENT INCOME
Interest                                                            $2,313,362
                                                                    ----------
     Total investment income                                         2,313,362
                                                                    ----------
EXPENSES
Investment advisory fee                                                250,666
Financial agent fee                                                     47,688
Administration                                                          29,165
Professional                                                            29,935
Trustees                                                                24,238
Custodian                                                               17,037
Transfer agent                                                          15,302
Registration                                                            13,852
Printing                                                                 9,476
Miscellaneous                                                           13,675
                                                                    ----------
     Total expenses                                                    451,034
                                                                    ----------
NET INVESTMENT INCOME                                                1,862,328
                                                                    ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments                                       372,116
Net change in unrealized appreciation (depreciation) on
   investments                                                      (1,179,904)
                                                                    ----------
NET LOSS ON INVESTMENTS                                               (807,788)
                                                                    ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                $1,054,540
                                                                    ==========



                        See Notes to Financial Statements                     21

Phoenix-Kayne Intermediate Total Return Bond Fund


                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                              Year Ended           Year Ended
                                                                                               12/31/04             12/31/03
                                                                                            --------------       --------------
FROM OPERATIONS
   Net investment income (loss)                                                               $ 1,862,328          $ 1,863,002
   Net realized gain (loss)                                                                       372,116              267,833
   Net change in unrealized appreciation (depreciation)                                        (1,179,904)            (960,845)
                                                                                              -----------          -----------
   INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                  1,054,540            1,169,990
                                                                                              -----------          -----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income                                                                       (1,895,342)          (1,851,334)
   Net realized long-term gains                                                                  (495,005)            (184,764)
                                                                                              -----------          -----------
   DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS                                   (2,390,347)          (2,036,098)
                                                                                              -----------          -----------
FROM SHARE TRANSACTIONS
   Proceeds from sales of shares (1,399,246 and 1,005,966 shares, respectively)                15,381,326           11,288,844
   Net asset value of shares issued from reinvestment of distributions
     (159,446 and 130,383 shares, respectively)                                                 1,741,504            1,459,376
   Cost of shares repurchased (899,478 and 888,284 shares, respectively)                       (9,847,416)          (9,986,834)
                                                                                              -----------          -----------
   INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS                                    7,275,414            2,761,386
                                                                                              -----------          -----------
   NET INCREASE (DECREASE) IN NET ASSETS                                                        5,939,607            1,895,278

NET ASSETS
   Beginning of period                                                                         44,797,236           42,901,958
                                                                                              -----------          -----------
   END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME
     OF $0 AND $11,668, RESPECTIVELY)                                                         $50,736,843          $44,797,236
                                                                                              ===========          ===========


22                      See Notes to Financial Statements

Phoenix-Kayne Intermediate Total Return Bond Fund


                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                        CLASS X
                                                               --------------------------------------------------------
                                                                                 YEAR ENDED DECEMBER 31
                                                               --------------------------------------------------------
                                                                2004         2003        2002         2001        2000
Net asset value, beginning of period                           $11.09       $11.31      $10.91       $10.82      $10.44
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                                  0.41         0.48        0.55         0.57        0.56
   Net realized and unrealized gain (loss)                      (0.17)       (0.17)       0.45         0.28        0.39
                                                               ------       ------      ------       ------      ------
     TOTAL FROM INVESTMENT OPERATIONS                            0.24         0.31        1.00         0.85        0.95
                                                               ------       ------      ------       ------      ------
LESS DISTRIBUTIONS
   From net investment income                                   (0.42)       (0.48)      (0.55)       (0.57)      (0.57)
   From net realized gain                                       (0.11)       (0.05)      (0.05)       (0.19)         --
                                                               ------       ------      ------       ------      ------
     TOTAL DISTRIBUTIONS                                        (0.53)       (0.53)      (0.60)       (0.76)      (0.57)
                                                               ------       ------      ------       ------      ------
Change in net asset value                                       (0.29)       (0.22)       0.40         0.09        0.38
                                                               ------       ------      ------       ------      ------
NET ASSET VALUE, END OF PERIOD                                 $10.80       $11.09      $11.31       $10.91      $10.82
                                                               ======       ======      ======       ======      ======
Total return                                                     2.13%        2.74%       9.45%        7.98%       9.40%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)                      $50,737      $44,797     $42,902      $40,375     $47,097

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
   Operating expenses                                            0.90%        0.94%       0.88%        0.96%       0.94%
   Net investment income                                         3.71%        4.28%       4.96%        5.13%       5.34%
Portfolio turnover                                                 54%          35%         27%          50%         10%


                        See Notes to Financial Statements                     23

PHOENIX-KAYNE INTERNATIONAL FUND


A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGEMENT TEAM

Q: WHAT IS THE PHOENIX-KAYNE INTERNATIONAL FUND'S INVESTMENT OBJECTIVE?

A: The Fund has an investment objective of long-term capital appreciation, with dividend income a secondary consideration. Foreign investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risks. There is no guarantee the Fund will achieve its objective.

Q: HOW DID THE FUND PERFORM DURING THE FISCAL YEAR ENDED DECEMBER 31, 2004?

A: For the 12-month reporting period, the Fund's Class A shares returned 13.24%, Class B shares returned 12.43%, Class C shares returned 12.43%, and Class X shares returned 13.56%. For the same period, the S&P 500(R) Index, a broad-based equity index, returned 10.86%, and the MSCI EAFE(R) Index (Net), the Fund's style-specific benchmark, returned 20.25%. All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above.

Q: HOW WOULD YOU CHARACTERIZE THE INTERNATIONAL MARKET ENVIRONMENT DURING THE FUND'S FISCAL YEAR?

A: For 2004, the MSCI EAFE Index outperformed the S&P 500 Index, marking three consecutive years that the MSCI EAFE Index has outperformed the S&P 500 Index. Emerging markets posted another strong year, outperforming both the MSCI EAFE Index and the S&P 500 Index for four consecutive years, a reflection of the high appetite for risk among market participants lured by historically low interest rates.

      During the year 2004, the international equity market continued to favor smaller capitalization stocks over mega-capitalization stocks, lower quality stocks over higher quality stocks, and value-oriented stocks over growth-oriented stocks. Moreover, the U.S. dollar showed renewed weakness during the quarter and emerging markets continued to outperform developed markets.

Q: WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE DURING THAT TIME?

A: The combination of a negative market-cap effect, negative credit-quality effect, weaker U.S. dollar, and strong emerging markets weighed heavily on the Fund's relative performance in 2004. These conditions help explain the underperformance of the Fund versus the MSCI EAFE Index, a benchmark with a much larger scope than the Fund's international universe of high quality large-capitalization stocks.

      For the full year, the below-investment-grade companies were the best performing group, while the triple-A-rated and double-A-rated companies noticeably underperformed the market. Thus, 2004 like 2003 was not a good year for quality stocks, a phenomenon confirmed by the strong performance of emerging market stocks during the year. This result affected the Fund, which invests exclusively in companies rated triple-B-plus or above.

      During the year, mega-capitalization stocks--those with a market capitalization above $40 billion--underperformed the market, while smaller capitalization stocks outperformed. Thus, 2004 was another year of negative market-capitalization effect. This factor affected the Fund, which has nearly 50% of its holdings in mega-cap companies.

Q: WHAT IS YOUR OUTLOOK FOR THE NEXT SIX TO 12 MONTHS?

A: The Fund focuses on the highest quality companies available outside the U.S., which are more readily available in the developed world. Traditionally, the Fund benefits from a clear flight to quality, from a strengthening U.S. dollar, and from weakness in emerging markets. We continue to believe that the emerging stance toward higher interest rates in the U.S. will progressively benefit the stocks of the financially strongest companies, help to support the U.S. dollar, and re-channel the global flows of capital away from the risky emerging markets toward the safer developed markets. Therefore, we are confident that patience will reward our international equity strategy in the long term.

                                                                    JANUARY 2005







THE PRECEDING INFORMATION IS THE OPINION OF PORTFOLIO MANAGEMENT. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS DISCUSSED WILL BE REALIZED.

For definitions of indexes cited and certain investment terms used in this report, see the glossary on page 3.

Phoenix-Kayne International Fund

--------------------------------------------------------------------------------
  AVERAGE ANNUAL TOTAL RETURNS 1                      PERIODS ENDING 12/31/04
--------------------------------------------------------------------------------

                                                       INCEPTION     INCEPTION
                                  1 YEAR    5 YEAR    TO 12/31/04      DATE
                                  ------    ------    -----------    ---------
   Class X Shares at NAV 2        13.56%    (6.16)%       4.54%      10/18/96
   Class A Shares at NAV 2        13.24        --        13.83        8/30/02
   Class A Shares at POP 3         6.73        --        10.99        8/30/02
   Class B Shares at NAV 2        12.43        --        13.10        8/30/02
   Class B Shares with CDSC 4      8.43        --        12.00        8/30/02
   Class C Shares at NAV 2        12.43        --        13.10        8/30/02
   Class C Shares with CDSC 4     12.43        --        13.10        8/30/02
   S&P 500(R) Index               10.86     (2.31)      Note 5         Note 5
   MSCI EAFE(R) Index (Net)       20.25     (1.13)      Note 6         Note 6

--------------------------------------------------------------------------------
  GROWTH OF $10,000                                      PERIODS ENDING 12/31
--------------------------------------------------------------------------------

This Growth of $10,000 chart assumes an initial investment of $10,000 made on 10/18/96 (inception of the Fund) in Class X shares. The total return for Class X shares reflects no sales charge. Performance assumes dividends and capital gains are reinvested. The performance of the share classes will be greater or less than that shown based on differences in inception dates, fees and sales charges.

         [CHART OMITTED - GRAPHIC INTERPRETATION OF DATA IS AS FOLLOWS]

                Phoenix-Kayne
                International      S&P 500(R)       MSCI EAFE(R)
               Fund Class X 7        Index          Index (Net)
               --------------      ----------       ------------
10/18/96           $10,000          $10,000           $10,000
12/31/96            10,256           10,474            10,264
12/31/97            11,940           13,970            10,447
12/31/98            15,101           17,988            12,536
12/31/99            19,792           21,789            15,916
12/29/00            17,882           19,788            13,661
12/31/01            12,571           17,438            10,732
12/31/02            10,052           13,584             9,021
12/31/03            12,680           17,484            12,502
12/31/04            14,399           19,383            15,033

--------------------------------------------------------------------------------
  COUNTRY WEIGHTINGS                                                 12/31/04
--------------------------------------------------------------------------------

As a percentage of total investments

         [CHART OMITTED - GRAPHIC INTERPRETATION OF DATA IS AS FOLLOWS]

                        United Kingdom          21%
                        Japan                   18
                        France                  17
                        Switzerland             11
                        Italy                    5
                        Germany                  5
                        Netherlands              5
                        Other                   18

1 Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
2 "NAV" (Net Asset Value) total returns do not include the effect of any sales charge.
3 "POP" (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
4 CDSC (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5% to 0% over a five year period. CDSC charges for C shares are 1% in the first year and 0% thereafter.
5 Index performance is 8.40% for Class X (since 10/31/96) and 14.73% for Class
  A, Class B, Class C (since 8/30/02).
6 Index performance is 5.11% for Class X (since 10/18/96) and 21.71% for Class
  A, Class B, Class C (since 8/30/02).
7 This chart illustrates NAV returns on Class X shares since inception. Returns on Class A, Class B and Class C shares will vary due to differing sales charges.
For information regarding the indexes, see the glossary on page 3.

ALL RETURNS REPRESENT PAST PERFORMANCE WHICH, IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN PERFORMANCE SHOWN. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE VISIT PHOENIXINVESTMENTS.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.

Phoenix-Kayne International Fund


ABOUT YOUR FUND'S EXPENSES

   We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Kayne International Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchases of Class A shares and contingent deferred sales charges on Class B and Class C shares; and (2) ongoing costs, including investment advisory fees; distribution and service fees and other expenses. Class X shares are sold without a sales charge and do not incur distribution and service fees. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period.


ACTUAL EXPENSES

   The first line of the accompanying tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.


HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

   The second line of the accompanying tables provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

   Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges or contingent deferred sales charges. Therefore, the second line of the accompanying tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.


                             Beginning           Ending          Expenses Paid
   International Fund      Account Value      Account Value         During
        Class X            June 30, 2004    December 31, 2004       Period*
-----------------------    -------------    -----------------    -------------
Actual                       $1,000.00          $1,120.00            $7.46

Hypothetical (5% return
  before expenses)            1,000.00           1,018.01             7.12

*EXPENSES ARE EQUAL TO THE FUND'S CLASS X ANNUALIZED EXPENSE RATIO OF 1.40%,
 WHICH INCLUDES WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 366 TO REFLECT THE ONE-HALF YEAR PERIOD.

 ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE FUND'S CLASS X RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE CLASS' ACTUAL RETURN FOR THE YEAR ENDED DECEMBER 31, 2004. THE CLASS' ACTUAL RETURN AT NAV FOR THE FISCAL YEAR WAS 13.56%. UTILIZING THIS 12 MONTH RETURN YIELDS AN ACCOUNT VALUE AT DECEMBER 31, 2004 OF $1,135.60.


                             Beginning           Ending          Expenses Paid
   International Fund      Account Value      Account Value         During
        Class A            June 30, 2004    December 31, 2004       Period*
-----------------------    -------------    -----------------    -------------
Actual                       $1,000.00          $1,119.20            $8.79

Hypothetical (5% return
  before expenses)            1,000.00           1,016.73             8.40

*EXPENSES ARE EQUAL TO THE FUND'S CLASS A ANNUALIZED EXPENSE RATIO OF 1.65%,
 WHICH INCLUDES WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 366 TO REFLECT THE ONE-HALF YEAR PERIOD.

 ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE FUND'S CLASS A RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE CLASS' ACTUAL RETURN FOR THE YEAR ENDED DECEMBER 31, 2004. THE CLASS' ACTUAL RETURN AT NAV FOR THE FISCAL YEAR WAS 13.24%. UTILIZING THIS 12 MONTH RETURN YIELDS AN ACCOUNT VALUE AT DECEMBER 31, 2004 OF $1,132.40.


                             Beginning           Ending          Expenses Paid
   International Fund      Account Value      Account Value         During
        Class B            June 30, 2004    December 31, 2004       Period*
-----------------------    -------------    -----------------    -------------
Actual                       $1,000.00          $1,114.10           $12.77

Hypothetical (5% return
  before expenses)            1,000.00           1,012.91            12.23

*EXPENSES ARE EQUAL TO THE FUND'S CLASS B ANNUALIZED EXPENSE RATIO OF 2.40%,
 WHICH INCLUDES WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 366 TO REFLECT THE ONE-HALF YEAR PERIOD.

 ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE FUND'S CLASS B RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE CLASS' ACTUAL RETURN FOR THE YEAR ENDED DECEMBER 31, 2004. THE CLASS' ACTUAL RETURN AT NAV FOR THE FISCAL YEAR WAS 12.43%. UTILIZING THIS 12 MONTH RETURN YIELDS AN ACCOUNT VALUE AT DECEMBER 31, 2004 OF $1,124.30.

Phoenix-Kayne International Fund


                             Beginning           Ending          Expenses Paid
   International Fund      Account Value      Account Value         During
        Class C            June 30, 2004    December 31, 2004       Period*
-----------------------    -------------    -----------------    -------------
Actual                       $1,000.00          $1,115.00           $12.77

Hypothetical (5% return
  before expenses)            1,000.00           1,012.91            12.23

*EXPENSES ARE EQUAL TO THE FUND'S CLASS C ANNUALIZED EXPENSE RATIO OF 2.40%,
 WHICH INCLUDES WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 366 TO REFLECT THE ONE-HALF YEAR PERIOD.

 ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE FUND'S CLASS C RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE CLASS' ACTUAL RETURN FOR THE YEAR ENDED DECEMBER 31, 2004. THE CLASS' ACTUAL RETURN AT NAV FOR THE FISCAL YEAR WAS 12.43%. UTILIZING THIS 12 MONTH RETURN YIELDS AN ACCOUNT VALUE AT DECEMBER 31, 2004 OF $1,124.30.

 YOU CAN FIND MORE INFORMATION ABOUT THE FUND'S EXPENSES IN THE FINANCIAL STATEMENTS SECTION THAT FOLLOWS. FOR ADDITIONAL INFORMATION ON OPERATING EXPENSES AND OTHER SHAREHOLDER COSTS, PLEASE REFER TO THE PROSPECTUS.

Phoenix-Kayne International Fund


--------------------------------------------------------------------------------------
  TEN LARGEST HOLDINGS AT DECEMBER 31, 2004 (AS A PERCENTAGE OF TOTAL NET ASSETS)(d)
--------------------------------------------------------------------------------------

 1. BP plc                     3.8%      6. UniCredito Italiano S.p.A.          2.3%
 2. Total SA                   3.2%      7. Air Liquide                         2.3%
 3. GlaxoSmithKline plc        2.8%      8. UBS AG                              2.3%
 4. Canon, Inc.                2.8%      9. iShares MSCI Japan Index Fund       2.2%
 5. TIM S.p.A.                 2.8%     10. Vodafone Group plc                  2.2%

                  SCHEDULE OF INVESTMENTS AT DECEMBER 31, 2004


                                                         SHARES      VALUE
                                                         ------   -----------
FOREIGN COMMON STOCKS(c)--96.8%

AUSTRALIA--2.2%
Rio Tinto Ltd. (Diversified Metals & Mining) ..........  23,000   $   705,324

Telstra Corp. Ltd. (Integrated Telecommunication
Services) ............................................. 159,000       611,984
                                                                  -----------
                                                                    1,317,308
                                                                  -----------
BELGIUM--2.1%
Dexia (Diversified Banks) .............................  26,600       611,760
Fortis (Multi-Sector Holdings) ........................  22,700       627,899
                                                                  -----------
                                                                    1,239,659
                                                                  -----------
FRANCE--16.7%
Air Liquide (Industrial Gases) ........................   7,285     1,346,690
AXA (Multi-line Insurance) ............................  44,984     1,113,354
BNP Paribas (Diversified Banks) .......................  17,000     1,231,616
Carrefour SA (Food Retail) ............................  10,800       514,384
Groupe Danone (Packaged Foods & Meats) ................  32,380       597,087
L'Oreal SA (Household Products) .......................  11,100       842,646
Peugeot SA (Automobile Manufacturers) .................   8,680       550,980
Sanofi-Aventia (Pharmaceuticals) ......................  15,000     1,198,858
Societe Generale (Diversified Banks) ..................   6,600       667,895
Total SA (Integrated Oil & Gas) .......................  17,496     1,921,761
                                                                  -----------
                                                                    9,985,271
                                                                  -----------
GERMANY--4.6%
Altana AG (Health Care Supplies) ......................  10,500       663,796
BASF AG (Diversified Chemicals) .......................  10,800       778,035
Henkel KGaA (Household Products) ......................   7,500       620,735
Siemens AG (Industrial Conglomerates) .................   8,100       686,799
                                                                  -----------
                                                                    2,749,365
                                                                  -----------
IRELAND--3.2%
Allied Irish Banks plc (Diversified Banks) ............  48,875     1,014,437
Bank of Ireland (Diversified Banks) ...................  54,000       899,143
                                                                  -----------
                                                                    1,913,580
                                                                  -----------


                                                         SHARES      VALUE
                                                         ------   -----------
ITALY--5.1%
TIM S.p.A. (Wireless Telecommunication Services) ...... 220,000   $ 1,644,692
UniCredito Italiano S.p.A. (Diversified Banks) ........ 240,600     1,383,360
                                                                  -----------
                                                                    3,028,052
                                                                  -----------
JAPAN--17.6%
Canon, Inc. (Office Electronics) ......................  31,000     1,672,978
Denso Corp. (Auto Parts & Equipment) ..................  22,600       605,416
Fanuc Ltd. (Industrial Machinery) .....................  14,700       961,159
Kao Corp. (Household Products) ........................  22,000       562,506
Kddi Corp. (Wireless Telecommunication Services) ......     100       538,694
Millea Holdings, Inc. (Property & Casualty Insurance) .      64       949,351

Mitsubishi Tokyo Financial Group, Inc. (Diversified
Banks) ................................................     125     1,268,664

Nippon Telegraph & Telephone Corp. (Integrated
Telecommunication Services) ...........................     125       561,140

Secom Co. Ltd. (Diversified Commercial Services) ......  15,000       600,176
Shin-Etsu Chemical Co. Ltd. (Diversified Chemicals) ...  21,800       893,530
SMC Corp. (Electrical Components & Equipment) .........   9,100     1,041,700
Toyota Motor Corp. (Automobile Manufacturers) .........  20,100       817,966
                                                                  -----------
                                                                   10,473,280
                                                                  -----------
NETHERLANDS--4.6%
Koninklijke Philips Electronics NV (Aerospace &
Defense) ..............................................  44,500     1,180,094

STMicroelectronics NV (Semiconductors) ................  45,300       883,587
Wolters Kluwer NV (Publishing & Printing) .............  33,000       662,512
                                                                  -----------
                                                                    2,726,193
                                                                  -----------
NORWAY--1.0%
Statoil ASA (Integrated Oil & Gas) ....................  37,800       592,902

SINGAPORE--1.1%
Singapore Technologies Engineering Ltd. (Aerospace &
Defense) .............................................. 444,000       633,742


                        See Notes to Financial Statements                     29

Phoenix-Kayne International Fund


                                                         SHARES      VALUE
                                                         ------   -----------
SPAIN--4.7%
Banco Bilbao Vizcaya Argentaria SA (Diversified
Banks) ................................................  55,000   $   975,602

Banco Popular Espanol SA (Diversified Banks) ..........  10,000       659,236

Telefonica SA (Integrated Telecommunication
Services) .............................................  62,050     1,168,972
                                                                  -----------
                                                                    2,803,810
                                                                  -----------
SWEDEN--1.5%
Hennes & Mauritz AB Class B (Apparel Retail) ..........  25,600       891,805

SWITZERLAND--11.1%
Credit Suisse Group (Diversified Banks)(b) ............  27,800     1,168,622
Nestle SA ADR (Packaged Foods & Meats) ................  13,243       866,193

Nestle SA Registered Shares (Packaged Foods &
Meats) ................................................   2,800       732,565

Novartis AG ADR (Pharmaceuticals) .....................  22,976     1,161,207
Swiss Reinsurance (Property & Casualty Insurance) .....  11,400       813,069
Swisscom AG (Integrated Telecommunication Services) ...   1,430       563,398
UBS AG (Diversified Capital Markets) ..................  15,990     1,340,820
                                                                  -----------
                                                                    6,645,874
                                                                  -----------
UNITED KINGDOM--21.3%
AstraZeneca plc (Pharmaceuticals) .....................  14,155       513,359
BP plc (Integrated Oil & Gas) ......................... 233,950     2,281,738
Compass Group plc (Restaurants) ....................... 251,835     1,190,615
Diageo plc (Distillers & Vintners) ....................  46,800       667,596
GlaxoSmithKline plc (Pharmaceuticals) .................  72,073     1,690,919
HBOS plc (Diversified Banks) ..........................  43,000       700,073
Pearson plc (Publishing & Printing) ...................  47,924       578,279
Prudential plc (Life & Health Insurance) .............. 102,000       887,110
Reed Elsevier plc (Publishing & Printing) .............  99,100       914,210
Royal Bank of Scotland Group plc (Diversified Banks) ..  37,200     1,251,284
Tesco plc (Food Retail) ............................... 118,000       728,919

Vodafone Group plc (Wireless Telecommunication
Services) .............................................  46,980     1,286,312
                                                                  -----------
                                                                   12,690,414
                                                                  -----------
-----------------------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $44,913,993)                                      57,691,255
-----------------------------------------------------------------------------


                                                         SHARES      VALUE
                                                         ------   -----------
EXCHANGE TRADED FUNDS--2.9%
iShares MSCI EAFE Index Fund (Exchange Traded
Funds) ................................................   2,450   $   392,612

iShares MSCI Japan Index Fund (Exchange Traded
Funds) ................................................ 122,000     1,332,240
-----------------------------------------------------------------------------
TOTAL EXCHANGE TRADED FUNDS
(IDENTIFIED COST $1,602,377)                                        1,724,852
-----------------------------------------------------------------------------

TOTAL INVESTMENTS--99.7%
(IDENTIFIED COST $46,516,370)                                      59,416,107(a)

Other assets and liabilities, net--0.3%                               160,735
                                                                  -----------
NET ASSETS--100.0%                                                $59,576,842
                                                                  ===========


(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $12,929,315 and gross depreciation of $652,578 for federal income tax purposes. At December 31, 2004, the aggregate cost of securities for federal income tax purposes was $47,139,370.
(b) Non-income producing.
(c) Foreign Common Stocks are determined based on the country in which the security or underlying security is issued. The country of risk, noted in the header, is determined based on criteria described in Note 2J "Foreign security country determination" in the Notes to Financial Statements.
(d) Table excludes short-term investments.

30                      See Notes to Financial Statements

Phoenix-Kayne International Fund


                            INDUSTRY DIVERSIFICATION
                        AS A PERCENTAGE OF TOTAL VALUE OF
                           TOTAL LONG-TERM INVESTMENTS
                                   (UNAUDITED)


              Aerospace & Defense ..........................      3.0%
              Apparel Retail ...............................      1.5
              Auto Parts & Equipment .......................      1.0
              Automobile Manufacturers .....................      2.3
              Distillers & Vintners ........................      1.1
              Diversified Banks ............................     19.9
              Diversified Capital Markets ..................      2.3
              Diversified Chemicals ........................      2.8
              Diversified Commercial Services ..............      1.0
              Diversified Metals & Mining ..................      1.2
              Electrical Components & Equipment ............      1.7
              Exchange Traded Funds ........................      2.9
              Food Retail ..................................      2.1
              Health Care Supplies .........................      1.1
              Household Products ...........................      3.4
              Industrial Conglomerates .....................      1.2
              Industrial Gases .............................      2.3
              Industrial Machinery .........................      1.6
              Integrated Oil & Gas .........................      8.1
              Integrated Telecommunication Services ........      4.9
              Life & Health Insurance ......................      1.5
              Multi-Sector Holdings ........................      1.1
              Multi-line Insurance .........................      1.9
              Office Electronics ...........................      2.8
              Packaged Foods & Meats .......................      3.7
              Pharmaceuticals ..............................      7.7
              Property & Casualty Insurance ................      3.0
              Publishing & Printing ........................      3.6
              Restaurants ..................................      2.0
              Semiconductors ...............................      1.5
              Wireless Telecommunication Services ..........      5.8
                                                                -----
                                                                100.0%
                                                                =====



                        See Notes to Financial Statements                     31

Phoenix-Kayne International Fund


                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2004

ASSETS
Investment securities at value
   (Identified cost $46,516,370)                                   $59,416,107
Cash                                                                   111,960
Foreign currency at value
   (Identified cost $461,419)                                          470,509
Receivables
   Fund shares sold                                                     59,690
   Dividends                                                            50,638
   Tax reclaims                                                         27,348
Prepaid expenses                                                        22,241
                                                                   -----------
     Total assets                                                   60,158,493
                                                                   -----------
LIABILITIES
Payables
   Investment securities purchased                                     470,509
   Fund shares repurchased                                              32,340
   Professional fee                                                     24,879
   Investment advisory fee                                              16,333
   Transfer agent fee                                                   10,857
   Financial agent fee                                                   5,215
   Distribution and service fees                                         3,460
   Trustees' fees                                                        2,882
Accrued expenses                                                        15,176
                                                                   -----------
     Total liabilities                                                 581,651
                                                                   -----------
NET ASSETS                                                         $59,576,842
                                                                   ===========
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest                   $70,839,142
Undistributed net investment income                                     42,944
Accumulated net realized loss                                      (24,209,674)
Net unrealized appreciation                                         12,904,430
                                                                   -----------
NET ASSETS                                                         $59,576,842
                                                                   ===========
CLASS X
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $46,748,246)                  3,671,695
Net asset value and offering price per share                            $12.73

CLASS A
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $11,377,013)                     897,461
Net asset value per share                                               $12.68
Offering price per share $12.68/(1-5.75%)                               $13.45

CLASS B
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $389,387)                        30,900
Net asset value and offering price per share                            $12.60

CLASS C
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $1,062,196)                      84,305
Net asset value and offering price per share                            $12.60


                             STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2004

INVESTMENT INCOME
Dividends                                                           $1,532,013
Interest                                                                 4,238
Security lending                                                         4,110
Foreign taxes withheld                                                (160,319)
                                                                    ----------
     Total investment income                                         1,380,042
                                                                    ----------
EXPENSES
Investment advisory fee                                                530,258
Service fees, Class A                                                   25,351
Distribution and service fees, Class B                                   2,712
Distribution and service fees, Class C                                   7,763
Financial agent fee                                                     71,304
Administration fee                                                      56,475
Transfer agent                                                          65,565
Custodian                                                               45,719
Professional                                                            36,732
Registration                                                            36,199
Trustees                                                                24,238
Printing                                                                10,664
Miscellaneous                                                           13,210
                                                                    ----------
     Total expenses                                                    926,190
     Less expenses reimbursed by investment adviser                   (108,890)
     Custodian fees paid indirectly                                        (44)
                                                                    ----------
     Net expenses                                                      817,256
                                                                    ----------
NET INVESTMENT INCOME                                                  562,786
                                                                    ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments                                       838,210
Net realized loss on foreign currency transactions                     (58,218)
Net change in unrealized appreciation (depreciation) on
   investments                                                       5,804,034
Net change in unrealized appreciation (depreciation) on
   foreign currency and foreign currency translations                   (1,039)
                                                                    ----------
NET GAIN ON INVESTMENTS                                              6,582,987
                                                                    ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                $7,145,773
                                                                    ==========

32                      See Notes to Financial Statements

Phoenix-Kayne International Fund


                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                              Year Ended           Year Ended
                                                                                               12/31/04             12/31/03
                                                                                            --------------       --------------
FROM OPERATIONS
   Net investment income (loss)                                                               $   562,786          $    397,955
   Net realized gain (loss)                                                                       779,992            (6,440,756)
   Net change in unrealized appreciation (depreciation)                                         5,802,995            17,342,192
                                                                                              -----------          ------------
   INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                  7,145,773            11,299,391
                                                                                              -----------          ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income, Class X                                                                (408,160)             (204,039)
   Net investment income, Class A                                                                 (69,738)              (25,007)
   Net investment income, Class B                                                                     (74)                   --
   Net investment income, Class C                                                                    (209)                   --
                                                                                              -----------          ------------
   DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS                                     (478,181)             (229,046)
                                                                                              -----------          ------------
FROM SHARE TRANSACTIONS
CLASS X
   Proceeds from sales of shares (838,947 and 1,366,544 shares, respectively)                   9,607,428            12,834,307
   Net asset value of shares issued from reinvestment of
     distributions (20,594 and 13,861 shares, respectively)                                       247,250               153,020
   Cost of shares repurchased (814,640 and 3,375,056 shares, respectively)                     (9,405,866)          (32,146,995)
                                                                                              -----------          ------------
Total                                                                                             448,812           (19,159,668)
                                                                                              -----------          ------------
CLASS A
   Proceeds from sales of shares (215,708 and 1,170,998 shares, respectively)                   2,477,322            11,154,384
   Net asset value of shares issued from reinvestment of
     distributions (5,756 and 2,263 shares, respectively)                                          69,334                24,891
   Cost of shares repurchased (174,457 and 339,778 shares, respectively)                       (1,989,541)           (3,169,700)
                                                                                              -----------          ------------
Total                                                                                             557,115             8,009,575
                                                                                              -----------          ------------
CLASS B
   Proceeds from sales of shares (20,499 and 14,162 shares, respectively)                         234,135               133,689
   Net asset value of shares issued from reinvestment of
     distributions (7 and 0 shares, respectively)                                                      74                    --
   Cost of shares repurchased (3,352 and 11,367 shares, respectively)                             (37,604)             (105,759)
                                                                                              -----------          ------------
Total                                                                                             196,605                27,930
                                                                                              -----------          ------------
CLASS C
   Proceeds from sales of shares (47,786 and 65,781 shares, respectively)                         549,915               617,964
   Net asset value of shares issued from reinvestment of
     distributions (17 and 0 shares, respectively)                                                    198                    --
   Cost of shares repurchased (20,048 and 20,284 shares, respectively)                           (226,867)             (188,779)
                                                                                              -----------          ------------
Total                                                                                             323,246               429,185
                                                                                              -----------          ------------
   INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS                                    1,525,778           (10,692,978)
                                                                                              -----------          ------------
   NET INCREASE (DECREASE) IN NET ASSETS                                                        8,193,370               377,367

NET ASSETS
   Beginning of period                                                                         51,383,472            51,006,105
                                                                                              -----------          ------------
   END OF PERIOD [INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME
     OF $42,944 AND $16,556, RESPECTIVELY]                                                    $59,576,842          $ 51,383,472
                                                                                              ===========          ============

                        See Notes to Financial Statements                     33

Phoenix-Kayne International Fund



                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                        CLASS X
                                                               --------------------------------------------------------
                                                                                 YEAR ENDED DECEMBER 31
                                                               --------------------------------------------------------
                                                                2004         2003        2002         2001        2000
Net asset value, beginning of period                           $11.31       $ 9.01      $11.32       $16.15      $18.47
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                                  0.13 (2)     0.09 (2)    0.03         0.04        0.03
   Net realized and unrealized gain (loss)                       1.40         2.26       (2.29)       (4.83)      (1.82)
                                                               ------       ------      ------       ------      ------
     TOTAL FROM INVESTMENT OPERATIONS                            1.53         2.35       (2.26)       (4.79)      (1.79)
                                                               ------       ------      ------       ------      ------
LESS DISTRIBUTIONS
   Dividends from net investment income                         (0.11)       (0.05)      (0.03)       (0.04)      (0.03)
   Distributions from net realized gain                            --           --          --           --       (0.50)
   Return of capital                                               --           --       (0.02)          --          --
                                                               ------       ------      ------       ------      ------
     TOTAL DISTRIBUTIONS                                        (0.11)       (0.05)      (0.05)       (0.04)      (0.53)
                                                               ------       ------      ------       ------      ------
Change in net asset value                                        1.42         2.30       (2.31)       (4.83)      (2.32)
                                                               ------       ------      ------       ------      ------
NET ASSET VALUE, END OF PERIOD                                 $12.73       $11.31      $ 9.01       $11.32      $16.15
                                                               ======       ======      ======       ======      ======
Total return                                                    13.56%       26.15%     (20.04)%     (29.72)%     (9.65)%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)                      $46,748      $41,013     $50,656      $56,513     $51,828

RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses                                        1.40%        1.40%       1.41 %       1.38 %      1.38 %
   Gross operating expenses                                      1.60%        1.77%       1.41 %       1.38 %      1.38 %
   Net investment income (loss)                                  1.08%        0.93%       0.49 %       0.09 %      0.24 %
Portfolio turnover                                                 33%          49%         65 %         88 %        35 %

                                                                             CLASS A
                                                               -----------------------------------
                                                                    YEAR ENDED      FROM INCEPTION
                                                               ------------------     8/30/02 TO
                                                                2004         2003      12/31/02
Net asset value, beginning of period                           $11.27       $ 9.01      $ 9.45
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                                  0.10 (2)    (0.03) (2)  (0.03)
   Net realized and unrealized gain (loss)                       1.39         2.32       (0.41)
                                                               ------       ------      ------
     TOTAL FROM INVESTMENT OPERATIONS                            1.49         2.29       (0.44)
                                                               ------       ------      ------
LESS DISTRIBUTIONS
   Dividends from net investment income                         (0.08)       (0.03)         --
                                                               ------       ------      ------
     TOTAL DISTRIBUTIONS                                        (0.08)       (0.03)         --
                                                               ------       ------      ------
Change in net asset value                                        1.41         2.26       (0.44)
                                                               ------       ------      ------
NET ASSET VALUE, END OF PERIOD                                 $12.68       $11.27      $ 9.01
                                                               ======       ======      ======
Total return (1)                                                13.24%       25.56 %     (4.76)% (3)

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)                      $11,377       $9,582        $153

RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses                                        1.65%        1.65 %      1.66 % (4)
   Gross operating expenses                                      1.85%        1.98 %      1.66 % (4)
   Net investment income (loss)                                  0.81%       (0.31)%      0.24 % (4)
Portfolio turnover                                                 33%          49 %        65 % (3)

(1) Sales charges are not reflected in the total return calculation.
(2) Computed using average shares outstanding.
(3) Not annualized.
(4) Annualized.

                        See Notes to Financial Statements

Phoenix-Kayne International Fund


                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                             CLASS B
                                                               --------------------------------------
                                                                    YEAR ENDED         FROM INCEPTION
                                                               ------------------        8/30/02 TO
                                                                 2004           2003      12/31/02
Net asset value, beginning of period                            $11.21         $ 8.98      $ 9.45
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                                     --(4)(5)    (0.03)(4)   (0.06)
   Net realized and unrealized gain (loss)                        1.39           2.26       (0.41)
                                                                ------         ------      ------
     TOTAL FROM INVESTMENT OPERATIONS                             1.39           2.23       (0.47)
                                                                ------         ------      ------
LESS DISTRIBUTIONS
   Dividends from net investment income                             --(5)          --          --
                                                                ------         ------      ------
     TOTAL DISTRIBUTIONS                                            --             --          --
                                                                ------         ------      -------
Change in net asset value                                         1.39           2.23       (0.47)
                                                                ------         ------      ------
NET ASSET VALUE, END OF PERIOD                                  $12.60         $11.21      $ 8.98
                                                                ======         ======      ======
Total return (1)                                                 12.43 %        24.83 %     (4.97)% (2)

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)                          $389           $154         $98

RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses                                         2.40 %         2.40 %      2.41 % (3)
   Gross operating expenses                                       2.60 %         2.73 %      2.41 % (3)
   Net investment income (loss)                                  (0.01)%        (0.27)%     (0.51)% (3)
Portfolio turnover                                                  33 %           49 %        65 % (2)

                                                                             CLASS C
                                                               --------------------------------------
                                                                    YEAR ENDED         FROM INCEPTION
                                                               ------------------        8/30/02 TO
                                                                 2004           2003      12/31/02
Net asset value, beginning of period                            $11.21         $ 8.98      $ 9.45
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                                     -- (4)(5)   (0.06)(4)   (0.06)
   Net realized and unrealized gain (loss)                        1.39           2.29       (0.41)
                                                                ------         ------      ------
     TOTAL FROM INVESTMENT OPERATIONS                             1.39           2.23       (0.47)
                                                                ------         ------      ------
LESS DISTRIBUTIONS
   Dividends from net investment income                             -- (5)         --          --
                                                                ------         ------      ------
     TOTAL DISTRIBUTIONS                                            --             --          --
                                                                ------         ------      ------
Change in net asset value                                         1.39           2.23       (0.47)
                                                                ------         ------      ------
NET ASSET VALUE, END OF PERIOD                                  $12.60         $11.21      $ 8.98
                                                                ======         ======      ======
Total return (1)                                                 12.43%         24.83 %     (4.97)% (2)

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)                        $1,062           $634         $99

RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses                                         2.40% (5)      2.40 %      2.41 % (3)
   Gross operating expenses                                       2.60%          2.73 %      2.41 % (3)
   Net investment income (loss)                                   0.02%         (0.70)%     (0.51)% (3)
Portfolio turnover                                                  33%            49 %        65 %

(1) Sales charges are not reflected in the total return calculation.
(2) Not annualized.
(3) Annualized.
(4) Computed using average shares outstanding.
(5) Amount is less than $0.01.

                        See Notes to Financial Statements                     35

PHOENIX-KAYNE RISING DIVIDENDS FUND


A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGEMENT TEAM

Q: WHAT IS THE PHOENIX-KAYNE RISING DIVIDENDS FUND'S INVESTMENT OBJECTIVE?

A: The Fund has an investment objective of long-term capital appreciation, with dividend income a secondary consideration. There is no guarantee the Fund will achieve its objective.

Q: HOW DID THE FUND PERFORM DURING THE FISCAL YEAR ENDED DECEMBER 31, 2004?

A: For the 12-month reporting period, the Fund's Class A shares returned 4.61%, Class B shares returned 3.80%, Class C shares returned 3.85%, and Class X shares returned 4.76%. For the same period, the S&P 500(R) Index, a broad-based equity index and the Fund's style-specific benchmark, returned 10.86%. All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above.

Q: HOW WOULD YOU CHARACTERIZE THE EQUITY MARKET ENVIRONMENT DURING THE FUND'S FISCAL YEAR?

A: Definite themes were apparent in the full year of 2004. The stocks of smaller companies and lower quality companies performed much better than did the stocks of larger companies and higher quality companies. To illustrate, those companies in the S&P 500 Index with market capitalization of $75 billion or greater returned 4.75% in 2004, while the companies in the S&P 500 Index under $10 billion in market capital returned 19.11%. The companies in the S&P 500 Index with an S&P bond credit rating of triple-A returned 6.59% for the year, while those companies with debt rated below investment grade returned 17.23%.

Q: WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE DURING THAT TIME?

A: The Fund underperformed the S&P 500 Index in 2004 and the return of the Fund was more in line with that of the Dow Jones Industrial Average. To a substantial degree, the Fund's underperformance versus the S&P 500 Index reflected the strong returns of lower quality and smaller companies. The Fund is focused exclusively on higher quality companies and is larger in capitalization than the S&P 500 Index.

      However, negative stock selection did play a role in the underperformance. In particular, the underperformance of Marsh & McLennan, Merck, and Pfizer significantly detracted from the total return for the year. Marsh & McLennan and Merck were sold from the portfolio. The position in Pfizer was increased in December because the safety data news on Celebrex appeared to be substantially discounted into the stock price, which appeared attractive. Pfizer has a very strong financial position and, in our view, is a well-managed company.

Q: WHAT IS YOUR OUTLOOK FOR THE NEXT SIX TO 12 MONTHS?

A: A stock market environment favoring lower quality and smaller companies does not play to the strengths of the Fund, which focuses on high quality larger cap companies. However, historically, the Fund has performed well during periods when the earnings momentum in the overall economy cyclically peaks and begins to decelerate. Such earnings deceleration appears to be occurring now. Higher quality companies generate more consistent earnings and dividend growth. These attributes become more prized during a general earnings deceleration.

     Given the historical defensiveness of the Fund, reflecting its quality attributes and stream of cash dividends, the Fund also tends to perform well on a relative basis in periods of rising interest rates, as was evident in the spring of 2004. In view of the inflationary pressures that are developing, the Federal Reserve appears intent on continuing to increase short-term interest rates.

     Over the longer term, the Fund is well positioned to generate consistent double-digit earnings and dividend growth, which provide solid underpinnings for long-term growth of investor capital.

                                                                    JANUARY 2005










THE PRECEDING INFORMATION IS THE OPINION OF PORTFOLIO MANAGEMENT. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS DISCUSSED WILL BE REALIZED.

For definitions of indexes cited and certain investment terms used in this report, see the glossary on page 3.

Phoenix-Kayne Rising Dividends Fund

--------------------------------------------------------------------------------
  ANNUAL TOTAL RETURNS 1                             PERIODS ENDING 12/31/04
--------------------------------------------------------------------------------

                                                      INCEPTION     INCEPTION
                                 1 YEAR    5 YEAR    TO 12/31/04       DATE
                                 ------    ------    -----------    ---------
 Class X Shares at NAV 2          4.76%    (2.19)%        8.68%        5/1/95
 Class A Shares at NAV 2          4.61        --          7.66        8/30/02
 Class A Shares at POP 3         (1.41)       --          4.97        8/30/02
 Class B Shares at NAV 2          3.80        --          6.86        8/30/02
 Class B Shares with CDSC 4      (0.20)       --          5.68        8/30/02
 Class C Shares at NAV 2          3.85        --          6.86        8/30/02
 Class C Shares with CDSC 4       3.85        --          6.86        8/30/02
 S&P 500(R) Index                10.86     (2.31)       Note 5         Note 5

--------------------------------------------------------------------------------
  GROWTH OF $10,000                                      PERIODS ENDING 12/31
--------------------------------------------------------------------------------

This Growth of $10,000 chart assumes an initial investment of $10,000 made on 5/1/95 (inception of the Fund) in Class X shares. The total return for Class X shares reflects no sales charge. Performance assumes dividends and capital gains are reinvested. The performance of other shares will be greater or less than that shown based on differences in inception dates, fees and sales charges.

         [CHART OMITTED - GRAPHIC INTERPRETATION OF DATA IS AS FOLLOWS]

                 Phoenix-Kayne
                    Rising
                 Dividends Fund        S&P 500(R)
                   Class X 6             Index
                 --------------        ----------
  5/1/95            $10,000             $10,000
12/29/95             12,065              12,184
12/31/96             14,368              15,017
12/31/97             18,821              20,029
12/31/98             21,483              25,789
12/31/99             24,991              31,239
12/29/00             24,492              28,369
12/31/01             21,791              25,000
12/31/02             18,032              19,475
12/31/03             21,359              25,067
12/31/04             22,376              27,789

--------------------------------------------------------------------------------
  SECTOR WEIGHTINGS                                                  12/31/04
--------------------------------------------------------------------------------

As a percentage of total investments

         [CHART OMITTED - GRAPHIC INTERPRETATION OF DATA IS AS FOLLOWS]

                     Financials                      18%
                     Information Technology          17
                     Consumer Staples                17
                     Health Care                     12
                     Industrials                     12
                     Consumer Discretionary          11
                     Energy                           5
                     Other                            8

1 Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
2 "NAV" (Net Asset Value) total returns do not include the effect of any sales charge.
3 "POP" (Public Offering Price) total returns include the effect of the maximum frontend 5.75% sales charge.
4 CDSC (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5% to 0% over a five year period. CDSC charges for C shares are 1% in the first year and 0% thereafter.
5 Index performance is 11.14% for Class X (since 5/1/95) and 14.73% for Class A,
  Class B and Class C (since 8/30/02).
6 This chart illustrates NAV returns on Class X shares since inception. Returns on Class A, Class B and Class C shares will vary due to differing sales charges.

For information regarding the index, see the glossary on page 3.

ALL RETURNS REPRESENT PAST PERFORMANCE WHICH IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN PERFORMANCE SHOWN. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE VISIT PHOENIXINVESTMENTS.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.

Phoenix-Kayne Rising Dividends Fund


ABOUT YOUR FUND'S EXPENSES

   We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Kayne Rising Dividends Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchases of Class A shares and contingent deferred sales charges on Class B and Class C shares; and (2) ongoing costs, including investment advisory fees; distribution and service fees; and other expenses. Class X shares are sold without a sales charge and do not incur distribution and service fees. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period.


ACTUAL EXPENSES

   The first line of the accompanying tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.


HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

   The second line of the accompanying tables provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

   Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges or contingent deferred sales charges. Therefore, the second line of the accompanying tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

                              Beginning           Ending         Expenses Paid
 Rising Dividends Fund      Account Value      Account Value        During
       Class X              June 30, 2004    December 31, 2004      Period*
----------------------      --------------   -----------------   -------------
Actual                        $1,000.00          $1,006.90           $5.10

Hypothetical (5% return
  before expenses)             1,000.00           1,019.99            5.15

*EXPENSES ARE EQUAL TO THE FUND'S CLASS X ANNUALIZED EXPENSE RATIO OF 1.01%,
 WHICH INCLUDES WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 366 TO REFLECT THE ONE-HALF YEAR PERIOD.

 ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE FUND'S CLASS X RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE CLASS' ACTUAL RETURN FOR THE YEAR ENDED DECEMBER 31, 2004. THE CLASS' ACTUAL RETURN AT NAV FOR THE FISCAL YEAR WAS 4.76%. UTILIZING THIS 12 MONTH RETURN YIELDS AN ACCOUNT VALUE AT DECEMBER 31, 2004 OF $1,047.60.

                              Beginning           Ending         Expenses Paid
 Rising Dividends Fund      Account Value      Account Value        During
       Class A              June 30, 2004    December 31, 2004      Period*
----------------------      --------------   -----------------   -------------
Actual                        $1,000.00          $1,005.70           $6.37

Hypothetical (5% return
  before expenses)             1,000.00           1,018.70            6.44

*EXPENSES ARE EQUAL TO THE FUND'S CLASS A ANNUALIZED EXPENSE RATIO OF 1.26%,
 WHICH INCLUDES WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 366 TO REFLECT THE ONE-HALF YEAR PERIOD.

 ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE FUND'S CLASS A RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE CLASS' ACTUAL RETURN FOR THE YEAR ENDED DECEMBER 31, 2004. THE CLASS' ACTUAL RETURN AT NAV FOR THE FISCAL YEAR WAS 4.61%. UTILIZING THIS 12 MONTH RETURN YIELDS AN ACCOUNT VALUE AT DECEMBER 31, 2004 OF $1,046.10.

                              Beginning           Ending         Expenses Paid
 Rising Dividends Fund      Account Value      Account Value        During
       Class B              June 30, 2004    December 31, 2004      Period*
----------------------      --------------   -----------------   -------------
Actual                        $1,000.00          $1,002.40          $10.16

Hypothetical (5% return
  before expenses)             1,000.00           1,014.86           10.27

*EXPENSES ARE EQUAL TO THE FUND'S CLASS B ANNUALIZED EXPENSE RATIO OF 2.02%,
 WHICH INCLUDES WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 366 TO REFLECT THE ONE-HALF YEAR PERIOD.

 ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE FUND'S CLASS B RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE CLASS' ACTUAL RETURN FOR THE YEAR ENDED DECEMBER 31, 2004. THE CLASS' ACTUAL RETURN AT NAV FOR THE FISCAL YEAR WAS 3.80%. UTILIZING THIS 12 MONTH RETURN YIELDS AN ACCOUNT VALUE AT DECEMBER 31, 2004 OF $1,038.00.

Phoenix-Kayne Rising Dividends Fund


                              Beginning           Ending         Expenses Paid
 Rising Dividends Fund      Account Value      Account Value        During
       Class C              June 30, 2004    December 31, 2004      Period*
----------------------      --------------   -----------------   -------------
Actual                        $1,000.00          $1,002.20          $10.16

Hypothetical (5% return
  before expenses)             1,000.00           1,014.86           10.28

*EXPENSES ARE EQUAL TO THE FUND'S CLASS C ANNUALIZED EXPENSE RATIO OF 2.02%,
 WHICH INCLUDES WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 366 TO REFLECT THE ONE-HALF YEAR PERIOD.

 ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE FUND'S CLASS C RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE CLASS' ACTUAL RETURN FOR THE YEAR ENDED DECEMBER 31, 2004. THE CLASS' ACTUAL RETURN AT NAV FOR THE FISCAL YEAR WAS 3.85%. UTILIZING THIS 12 MONTH RETURN YIELDS AN ACCOUNT VALUE AT DECEMBER 31, 2004 OF $1,038.50.

 YOU CAN FIND MORE INFORMATION ABOUT THE FUND'S EXPENSES IN THE FINANCIAL STATEMENTS SECTION THAT FOLLOWS. FOR ADDITIONAL INFORMATION ON OPERATING EXPENSES AND OTHER SHAREHOLDER COSTS, PLEASE REFER TO THE PROSPECTUS.

Phoenix-Kayne Rising Dividends Fund

----------------------------------------------------------------------------------------------------
          TEN LARGEST HOLDINGS AT DECEMBER 31, 2004 (AS A PERCENTAGE OF TOTAL NET ASSETS)(c)
----------------------------------------------------------------------------------------------------
 1. General Electric Capital Corp.       5.3%       6. Wells Fargo & Co.                      4.0%
 2. Exxon Mobil Corp.                    4.7%       7. Automatic Data Processing, Inc.        4.0%
 3. Home Depot, Inc. (The)               4.5%       8. Linear Technology Corp.                3.9%
 4. Johnson & Johnson                    4.4%       9. Procter & Gamble Co. (The)             3.7%
 5. Pfizer, Inc.                         4.2%      10. Citigroup, Inc.                        3.7%
----------------------------------------------------------------------------------------------------

                  SCHEDULE OF INVESTMENTS AT DECEMBER 31, 2004


                                                         SHARES      VALUE
                                                         ------   -----------
DOMESTIC COMMON STOCKS--97.3%

ASSET MANAGEMENT & CUSTODY BANKS--3.1%
State Street Corp. ..................................   98,800   $  4,853,056

COMPUTER HARDWARE--2.0%
International Business Machines Corp. ...............   30,810      3,037,250

CONSUMER FINANCE--1.5%
American Express Co. ................................   42,300      2,384,451

DATA PROCESSING & OUTSOURCED SERVICES--4.0%
Automatic Data Processing, Inc. .....................  140,830      6,245,810

DIVERSIFIED BANKS--4.0%
Wells Fargo & Co. ...................................  100,780      6,263,477

DIVERSIFIED CHEMICALS--2.8%
Du Pont (E.I.) de Nemours & Co. .....................   87,400      4,286,970

DIVERSIFIED COMMERCIAL SERVICES--2.0%
Cintas Corp. ........................................   71,200      3,122,832

ELECTRICAL COMPONENTS & EQUIPMENT--3.3%
Emerson Electric Co. ................................   73,000      5,117,300

FOOD DISTRIBUTORS--2.4%
Sysco Corp. .........................................   96,500      3,683,405

HEALTH CARE EQUIPMENT--2.0%
Medtronic, Inc. .....................................   62,200      3,089,474

HOME FURNISHINGS--2.3%
Leggett & Platt, Inc. ...............................  127,100      3,613,453

HOME IMPROVEMENT RETAIL--4.5%
Home Depot, Inc. (The) ..............................  165,650      7,079,881

HOUSEHOLD PRODUCTS--3.7%
Procter & Gamble Co. (The) ..........................  106,000      5,838,480

HYPERMARKETS & SUPER CENTERS--2.6%
Wal-Mart Stores, Inc. ...............................   75,400      3,982,628


                                                         SHARES      VALUE
                                                         ------   -----------
INDUSTRIAL CONGLOMERATES--5.3%
General Electric Co. ................................  226,960   $  8,284,040

INDUSTRIAL MACHINERY--1.5%
Illinois Tool Works, Inc. ...........................   25,320      2,346,658

INTEGRATED OIL & GAS--4.7%
Exxon Mobil Corp. ...................................  142,340      7,296,348

INTEGRATED TELECOMMUNICATION SERVICES--2.7%
SBC Communications, Inc. ............................  163,200      4,205,664

MOTORCYCLE MANUFACTURERS--2.4%
Harley-Davidson, Inc. ...............................   60,900      3,699,675

OTHER DIVERSIFIED FINANCIAL SERVICES--3.7%
Citigroup, Inc. .....................................  119,400      5,752,692

PACKAGED FOODS & MEATS--3.1%
Sara Lee Corp. ......................................  128,300      3,097,162
Wrigley (Wm.) Jr. Co. ...............................   25,820      1,786,486
                                                                 ------------
                                                                    4,883,648
                                                                 ------------

PHARMACEUTICALS--10.5%
Johnson & Johnson ...................................  107,770      6,834,773
Lilly (Eli) & Co. ...................................   51,700      2,933,975
Pfizer, Inc. ........................................  245,400      6,598,806
                                                                 ------------
                                                                   16,367,554
                                                                 ------------

PUBLISHING & PRINTING--1.9%
Gannett Co., Inc. ...................................   37,000      3,022,900

REGIONAL BANKS--5.6%
Fifth Third Bancorp .................................  107,100      5,063,688
Synovus Financial Corp. .............................  130,500      3,729,690
                                                                 ------------
                                                                    8,793,378
                                                                 ------------


                        See Notes to Financial Statements                     41

Phoenix-Kayne Rising Dividends Fund


                                                         SHARES      VALUE
                                                         ------   -----------
SEMICONDUCTORS--7.3%
Intel Corp. .........................................  228,000   $  5,332,920
Linear Technology Corp. .............................  157,600      6,108,576
                                                                 ------------
                                                                   11,441,496
                                                                 ------------

SOFT DRINKS--4.9%
Coca-Cola Co. (The) .................................  112,860      4,698,362
PepsiCo, Inc. .......................................   56,700      2,959,740
                                                                 ------------
                                                                    7,658,102
                                                                 ------------

SYSTEMS SOFTWARE--3.5%
Microsoft Corp. .....................................  207,180      5,533,778
-----------------------------------------------------------------------------
TOTAL DOMESTIC COMMON STOCKS
(IDENTIFIED COST $136,547,483)                                    151,884,400
-----------------------------------------------------------------------------

WARRANTS--0.0%

COMMUNICATIONS EQUIPMENT--0.0%
Lucent Technologies, Inc.(b) ........................   14,267         22,542
-----------------------------------------------------------------------------
TOTAL WARRANTS
(IDENTIFIED COST $22,185)                                              22,542
-----------------------------------------------------------------------------
TOTAL LONG TERM INVESTMENTS--97.3%
(IDENTIFIED COST $136,569,668)                                    151,906,942
-----------------------------------------------------------------------------


                                             STANDARD
                                             & POOR'S     PAR
                                              RATING     VALUE
                                            (Unaudited)  (000)       VALUE
                                            -----------  ------  ------------
SHORT-TERM INVESTMENTS--2.4%

FEDERAL AGENCY SECURITIES--2.4%
FHLB 1%, 1/3/05 ............................     A-1+    $3,727  $  3,726,793
-----------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS
(IDENTIFIED COST $3,726,793)                                        3,726,793
-----------------------------------------------------------------------------

TOTAL INVESTMENTS--99.7%
(IDENTIFIED COST $140,296,461)                                    155,633,735(a)

Other assets and liabilities, net--0.3%                               416,947
                                                                 ------------
NET ASSETS--100.0%                                               $156,050,682
                                                                 ============







(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $20,869,896 and gross depreciation of $6,037,706 for federal income tax purposes. At December 31, 2004, the aggregate cost of securities for federal income tax purposes was $140,801,545.
(b) Non-income producing.
(c) Table excludes short-term investments.

42                      See Notes to Financial Statements

Phoenix-Kayne Rising Dividends Fund


                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2004

ASSETS
Investment securities at value
   (Identified cost $140,296,461)                                 $155,633,735
Cash                                                                       882
Receivables
   Fund shares sold                                                    425,689
   Dividends and interest                                              232,983
   Trustee retainer                                                      2,816
Prepaid expenses                                                        26,148
                                                                  ------------
     Total assets                                                  156,322,253
                                                                  ------------
LIABILITIES
Payables
   Fund shares repurchased                                             105,101
   Investment advisory fee                                              97,416
   Professional fees                                                    25,360
   Distribution and service fees                                        15,958
   Transfer agent fee                                                   12,756
   Financial agent fee                                                   9,632
Accrued expenses                                                         5,348
                                                                  ------------
     Total liabilities                                                 271,571
                                                                  ------------
NET ASSETS                                                        $156,050,682
                                                                  ============
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest$                 $158,570,204
Undistributed net investment income                                    593,673
Accumulated net realized loss                                      (18,450,469)
Net unrealized appreciation                                         15,337,274
                                                                  ------------
NET ASSETS                                                        $156,050,682
                                                                  ============
CLASS X
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $96,558,161)                  6,053,637
Net asset value and offering price per share                            $15.95

CLASS A
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $53,368,839)                  3,355,067
Net asset value per share                                               $15.91
Offering price per share $15.91/(1-5.75%)                               $16.88

CLASS B
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $2,986,703)                     189,481
Net asset value and offering price per share                            $15.76

CLASS C
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $3,136,979)                     198,903
Net asset value and offering price per share                            $15.77

                             STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2004

INVESTMENT INCOME
Dividends                                                           $3,249,355
Interest                                                                36,066
Security lending                                                         2,276
                                                                    ----------
     Total investment income                                         3,287,697
                                                                    ----------
EXPENSES
Investment advisory fee                                              1,064,263
Service fees, Class A                                                  106,170
Distribution and service fees, Class B                                  24,393
Distribution and service fees, Class C                                  23,880
Financial agent fee                                                     72,102
Administration fee                                                      76,677
Transfer agent                                                         103,423
Registration                                                            41,845
Custodian                                                               33,757
Professional                                                            29,970
Trustees                                                                18,541
Printing                                                                17,694
Miscellaneous                                                           12,646
                                                                    ----------
     Total expenses                                                  1,625,361
                                                                    ----------
NET INVESTMENT INCOME                                                1,662,336
                                                                    ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments                                       404,869
Net change in unrealized appreciation (depreciation) on
   investments                                                       4,306,551
                                                                    ----------
NET GAIN ON INVESTMENTS                                              4,711,420
                                                                    ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                $6,373,756
                                                                    ==========


                        See Notes to Financial Statements                     43

Phoenix-Kayne Rising Dividends Fund


                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                                    Year Ended      Year Ended
                                                                                                     12/31/04        12/31/03
                                                                                                   ------------    ------------
FROM OPERATIONS
   Net investment income (loss)                                                                    $  1,662,336    $    469,727
   Net realized gain (loss)                                                                             404,869      (3,486,365)
   Net change in unrealized appreciation (depreciation)                                               4,306,551      20,351,108
                                                                                                   ------------    ------------
   INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                        6,373,756      17,334,470
                                                                                                   ------------    ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income, Class X                                                                    (1,111,168)       (201,163)
   Net investment income, Class A                                                                      (419,864)        (11,252)
   Net investment income, Class B                                                                        (3,205)         (1,267)
   Net investment income, Class C                                                                        (2,729)         (1,111)
                                                                                                   ------------    ------------
   DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS                                         (1,536,966)       (214,793)
                                                                                                   ------------    ------------
FROM SHARE TRANSACTIONS
CLASS X
   Proceeds from sales of shares (1,380,241 and 1,250,880 shares, respectively)                      21,627,667      16,952,203
   Net asset value of shares issued from reinvestment of distributions
     (39,607 and 9,414 shares, respectively)                                                            631,250         133,675
   Cost of shares repurchased (716,034 and 1,840,544 shares, respectively)                          (11,235,744)    (26,496,577)
                                                                                                   ------------    ------------
Total                                                                                                11,023,173      (9,410,699)
                                                                                                   ------------    ------------
CLASS A
   Proceeds from sales of shares (1,681,448 and 1,795,261 shares, respectively)                      26,244,605      25,695,166
   Net asset value of shares issued from reinvestment of distributions
     (26,018 and 763 shares, respectively)                                                              413,479          10,818
   Cost of shares repurchased (241,473 and 215,207 shares, respectively)                             (3,777,804)     (3,001,765)
                                                                                                   ------------    ------------
Total                                                                                                22,880,280      22,704,219
                                                                                                   ------------    ------------
CLASS B
   Proceeds from sales of shares (110,300 and 98,526 shares, respectively)                            1,713,590       1,380,545
   Net asset value of shares issued from reinvestment of distributions
     (126 and 72 shares, respectively)                                                                    1,990           1,021
   Cost of shares repurchased (33,910 and 11,515 shares, respectively)                                 (522,985)       (158,007)
                                                                                                   ------------    ------------
Total                                                                                                 1,192,595       1,223,559
                                                                                                   ------------    ------------
CLASS C
   Proceeds from sales of shares (95,231 and 121,194 shares, respectively)                            1,478,747       1,690,342
   Net asset value of shares issued from reinvestment of distributions
     (142 and 63 shares, respectively)                                                                    2,234             890
   Cost of shares repurchased (24,835 and 37,218 shares, respectively)                                 (380,847)       (497,184)
                                                                                                   ------------    ------------
Total                                                                                                 1,100,134       1,194,048
                                                                                                   ------------    ------------
   INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS                                         36,196,182      15,711,127
                                                                                                   ------------    ------------
   NET INCREASE (DECREASE) IN NET ASSETS                                                             41,032,972      32,830,804

NET ASSETS
   Beginning of period                                                                              115,017,710      82,186,906
                                                                                                   ------------    ------------
   END OF PERIOD [INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF
     $593,673 AND $468,303, RESPECTIVELY]                                                          $156,050,682    $115,017,710
                                                                                                   ============    ============


44                      See Notes to Financial Statements

Phoenix-Kayne Rising Dividends Fund


                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                          CLASS X
                                                                  --------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31
                                                                  --------------------------------------------------------
                                                                   2004         2003        2002         2001        2000
Net asset value, beginning of period                              $15.40       $13.03      $15.81       $17.97      $18.67
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                                     0.20 (2)     0.07 (2)    0.06         0.05        0.06
   Net realized and unrealized gain (loss)                          0.53         2.33       (2.78)       (2.03)      (0.44)
                                                                  ------       ------      ------       ------      ------
     TOTAL FROM INVESTMENT OPERATIONS                               0.73         2.40       (2.72)       (1.98)      (0.38)
                                                                  ------       ------      ------       ------      ------
LESS DISTRIBUTIONS
   Dividends from net investment income                            (0.18)       (0.03)      (0.06)       (0.05)      (0.03)
   Distributions from net realized gain                               --           --          --        (0.13)      (0.29)
                                                                  ------       ------      ------       ------      ------
     TOTAL DISTRIBUTIONS                                           (0.18)       (0.03)      (0.06)       (0.18)      (0.32)
                                                                  ------       ------      ------       ------      ------
Change in net asset value                                           0.55         2.37       (2.78)       (2.16)      (0.70)
                                                                  ------       ------      ------       ------      ------
NET ASSET VALUE, END OF PERIOD                                    $15.95       $15.40      $13.03       $15.81      $17.97
                                                                  ======       ======      ======       ======      ======
Total return                                                        4.76%       18.45%     (17.25)%     (11.03)%     (2.00)%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)                         $96,558      $82,361     $77,263     $104,770    $131,252

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                               1.04%        1.19%       1.04 %       0.95 %      0.90 %
   Net investment income (loss)                                     1.25%        0.53%       0.42 %       0.30 %      0.30 %
Portfolio turnover                                                    22%          26%         26 %         32 %        42 %

                                                                               CLASS A
                                                                  -----------------------------------
                                                                       YEAR ENDED      FROM INCEPTION
                                                                  -------------------    8/30/02 TO
                                                                   2004         2003      12/31/02
Net asset value, beginning of period                              $15.35       $13.02      $13.53
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                                     0.17 (2)     0.05 (2)      --
   Net realized and unrealized gain (loss)                          0.53         2.31       (0.51)
                                                                  ------       ------      ------
     TOTAL FROM INVESTMENT OPERATIONS                               0.70         2.36       (0.51)
                                                                  ------       ------      ------
LESS DISTRIBUTIONS
   Dividends from net investment income                            (0.14)       (0.03)         --
   Distributions from net realized gain                               --           --          --
                                                                  ------       ------      ------
     TOTAL DISTRIBUTIONS                                           (0.14)       (0.03)         --
                                                                  ------       ------      ------
Change in net asset value                                           0.56         2.33
                                                                  ------       ------      ------
NET ASSET VALUE, END OF PERIOD                                    $15.91       $15.35      $13.02
                                                                  ======       ======      ======
Total return (1)                                                    4.61%       18.06%      (3.77)% (3)

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)                         $53,369      $28,988      $4,012

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                               1.28%        1.44%       1.29 % (4)
   Net investment income (loss)                                     1.09%        0.36%       0.17 % (4)
Portfolio turnover                                                    22%          26%         26 % (3)

(1) Sales charges are not reflected in the total return calculation.
(2) Computed using average shares outstanding.
(3) Not annualized.
(4) Annualized.

                       See Notes to Financial Statements                      45

Phoenix-Kayne Rising Dividends Fund


                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                               CLASS B
                                                                  -----------------------------------
                                                                    YEAR ENDED         FROM INCEPTION
                                                                  -------------------    8/30/02 TO
                                                                   2004         2003      12/31/02
Net asset value, beginning of period                              $15.20       $12.98      $13.53
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                                     0.06 (4)    (0.06) (4)  (0.01)
   Net realized and unrealized gain                                 0.52         2.30       (0.54)
                                                                  ------       ------      ------
     TOTAL FROM INVESTMENT OPERATIONS                               0.58         2.24       (0.55)
                                                                  ------       ------      ------
LESS DISTRIBUTIONS
   Dividends from net investment income                            (0.02)       (0.02)         --
   Distributions from net realized gain                               --           --          --
                                                                  ------       ------      ------
     TOTAL DISTRIBUTIONS                                           (0.02)       (0.02)      --
                                                                  ------       ------      ------
Change in net asset value                                           0.56         2.22       (0.55)
                                                                  ------       ------      ------
NET ASSET VALUE, END OF PERIOD                                    $15.76       $15.20      $12.98
                                                                  ======       ======      ======
Total return (1)                                                    3.80%       17.29 %     (4.07)% (2)

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)                          $2,987       $1,717        $336

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                               2.04%        2.19 %      2.04 % (3)
   Net investment income (loss)                                     0.36%       (0.47)%     (0.58)% (3)
Portfolio turnover                                                    22%          26 %        26 % (2)

                                                                               CLASS C
                                                                  -----------------------------------
                                                                      YEAR ENDED       FROM INCEPTION
                                                                  -------------------    8/30/02 TO
                                                                   2004         2003      12/31/02
Net asset value, beginning of period                              $15.20       $12.98      $13.53
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                                     0.05 (4)    (0.06) (4)  (0.01)
   Net realized and unrealized gain                                 0.54         2.30       (0.54)
                                                                  ------       ------      ------
     TOTAL FROM INVESTMENT OPERATIONS                               0.59         2.24       (0.55)
                                                                  ------       ------      ------
LESS DISTRIBUTIONS
   Dividends from net investment income                            (0.02)       (0.02)         --
   Distributions from net realized gain                               --           --          --
                                                                  ------       ------      ------
     TOTAL DISTRIBUTIONS                                           (0.02)       (0.02)         --
                                                                  ------       ------      ------
Change in net asset value                                           0.57         2.22       (0.55)
                                                                  ------       ------      ------
NET ASSET VALUE, END OF PERIOD                                    $15.77       $15.20      $12.98
                                                                  ======       ======      ======
Total return (1)                                                    3.85%       17.24 %     (4.07)% (2)

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)                          $3,137       $1,952        $575

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                               2.04%        2.19 %      2.04 % (3)
   Net investment income (loss)                                     0.32%       (0.47)%     (0.58)% (3)
Portfolio turnover                                                    22%          26 %        26 % (2)

(1) Sales charges are not reflected in the total return calculation.
(2) Not annualized.
(3) Annualized.
(4) Computed using average shares outstanding.

46                      See Notes to Financial Statements

PHOENIX-KAYNE SMALL-MID CAP FUND

A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGEMENT TEAM

Q: WHAT IS THE PHOENIX-KAYNE SMALL-MID CAP FUND'S INVESTMENT OBJECTIVE?

A: The Fund has an investment objective of long-term capital appreciation, with dividend income as secondary consideration. Investing in the securities of small and mid-sized companies involves risks, such as relatively low trading volumes, more price volatility and less liquidity than securities from larger, more established companies. There is no guarantee the Fund will achieve its objective.

Q: HOW DID THE FUND PERFORM DURING THE FISCAL YEAR ENDED DECEMBER 31, 2004?

A: For the 12-month reporting period, the Fund's Class A shares returned 13.63%, Class B shares returned 12.99%, Class C shares returned 13.03%, and Class X shares returned 13.92%. For the same period, the S&P 500(R) Index, a broad-based equity index, returned 10.86% and the Russell 2500(TM) Index, the Fund's style-specific benchmark, returned 18.29%. All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above.

Q: HOW WOULD YOU CHARACTERIZE THE EQUITY MARKET ENVIRONMENT DURING THE FUND'S FISCAL YEAR?

A: Small stocks outperformed large-capitalization stocks. With the strong economic recovery, companies with cyclical earnings, such as those in the basic materials, consumer durables, and capital goods sectors, produced strong positive returns, but high energy prices made the volatile energy sector the best performing sector for the year. The financial sector, a classic value sector, also performed well in 2004. Low interest rates and a rapid economic expansion allowed low quality companies, as measured by credit ratings and stock rankings, to outperform high quality companies.

Q: WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE DURING THAT TIME?

A: Although the Fund produced strong returns in 2004, the forces at play in the marketplace did not support the Fund's investment style when compared to the benchmark. The Fund invests in companies with strong balance sheets, while, in 2004, companies with poor credit ratings outperformed. In addition, the Fund invests in companies with an S&P quality ranking of B-minus or higher, while in general, companies with the lowest quality ranking produced the highest returns. Finally, the Fund has a core investment style at a time when deep value stocks outperformed.

      Stock specific issues also affected performance. A stock that contributed to the underperformance was 99 Cents Only Stores, a regional discount store chain in the southwest with the best store-level economics in the industry. The stock was affected by weak performance in its newly entered Texas market and by inventory issues at its Southern California distribution facility. Management is implementing several sales initiatives to address issues in Texas, which is a more competitive market in terms of dollar stores than other areas. The company is dealing with the inventory issues that affect the California distribution center by introducing a new inventory management system. By taking the corrective steps to beef up its inventory controls and by improving logistics in new store openings, the company expects to restore earnings growth in 2005.

      A strong contributor to performance was Copart, the foremost auctioneer of salvage vehicles for insurance companies. The company continues to have success with its new Internet bidding platform as higher gross proceeds per vehicle and increased customer reach have won increased market share and enhanced profitability. We believe Copart is years ahead of the competition in this new proprietary technology and should continue to reap benefits in auto auctions as well as new applications in non-auto auctions.

Q: WHAT IS YOUR OUTLOOK FOR THE NEXT SIX TO 12 MONTHS?

A: We believe that the maturing of the economic recovery from the 2001-2002 recession, combined with five increases in the federal funds interest rate over the past five months, should continue to dampen the rate of growth of corporate earnings in 2005, as depicted in the chart below.

          [CHART OMITTED - EDGAR REPRESENTATION OF DATA IS AS FOLLOWS]

            TIGHT MONETARY POLICY AND SLOWING PROFIT GROWTH EXPECTED
                  Fed Funds and the profit Cycle (1/87-10/04)

S&P 500(R) Y/Y                                             Fed Funds Y/Y Change
EPS Growth % (Bars)                                         Basis Points (Line)

          [CHART OMITTED - EDGAR REPRESENTATION OF DATA IS AS FOLLOWS]

                     S&P 500 AFTER TAX EPS
                       ($/SHARE)                ANNUAL        YR/YR % CHANGE
                          SE500
1 Q 87        871            4.44               15.10             3.9945
2 Q 87        872            3.14               14.42            -1.9714
3 Q 87        873            5.32               15.86             6.8013
4 Q 87        874            4.60               17.50            20.8564
1 Q 88        881            5.53               18.59            23.1126
2 Q 88        882            6.22               21.67            50.2774
3 Q 88        883            6.38               22.73            43.3165
4 Q 88        884            5.62               23.75            35.7143
1 Q 89        891            6.74               24.96            34.2657
2 Q 89        892            6.48               25.22            16.3821
3 Q 89        893            4.85               23.69             4.2235
4 Q 89        894            4.80               22.87            -3.7053
1 Q 90        901            5.54               21.67           -13.1811
2 Q 90        902            6.07               21.26           -15.7018
3 Q 90        903            5.33               21.74            -8.2313
4 Q 90        904            4.40               21.34            -6.6900
1 Q 91        911            5.14               20.94            -3.3687
2 Q 91        912            4.54               19.41            -8.7018
3 Q 91        913            3.74               17.82           -18.0313
4 Q 91        914            2.55               15.97           -25.1640
1 Q 92        921            5.36               16.19           -22.6839
2 Q 92        922            5.40               17.05           -12.1587
3 Q 92        923            4.73               18.04             1.2346
4 Q 92        924            3.60               19.09            19.5366
1 Q 93        931            6.11               19.84            22.5448
2 Q 93        932            4.89               19.33            13.3724
3 Q 93        933            5.81               20.41            13.1375
4 Q 93        934            5.08               21.89            14.6674
1 Q 94        941            6.93               22.71            14.4657
2 Q 94        942            7.38               25.20            30.3673
3 Q 94        943            7.94               27.33            33.9049
4 Q 94        944            8.35               30.60            39.7899
1 Q 95        951            8.88               32.55            43.3289
2 Q 95        952            9.26               34.43            36.6270
3 Q 95        953            8.69               35.18            28.7230
4 Q 95        954            7.13               33.96            10.9804
1 Q 96        961            8.96               34.04             4.5776
2 Q 96        962           10.13               34.91             1.3941
3 Q 96        963            9.78               36.00             2.3309
4 Q 96        964            9.86               38.73            14.0459
1 Q 97        971           10.47               40.24            18.2139
2 Q 97        972           10.44               40.55            16.1558
3 Q 97        973            9.87               40.64            12.8889
4 Q 97        974            8.94               39.72             2.5562
1 Q 98        981           10.29               39.54            -1.7396
2 Q 98        982            9.87               38.97            -3.8964
3 Q 98        983            8.99               38.09            -6.2746
4 Q 98        984            8.56               37.71            -5.0604
1 Q 99        991           10.96               38.38            -2.9337
2 Q 99        992           12.51               41.02             5.2605
3 Q 99        993           11.93               43.96            15.4109
4 Q 99        994           12.77               48.17            27.7380
1 Q 00        001           13.74               50.95            32.7514
2 Q 00        002           13.48               51.92            26.5724
3 Q 00        003           13.71               53.70            22.1565
4 Q 00        004            9.07               50.00             3.7990
1 Q 01        011            9.18               45.44           -10.8145
2 Q 01        012            4.83               36.79           -29.1410
3 Q 01        013            5.23               28.31           -47.2812
4 Q 01        014            5.46               24.70           -50.6000
1 Q 02        021            9.19               24.71           -45.6206
2 Q 02        022            6.87               26.75           -27.2900
3 Q 02        023            8.53               30.05             6.1462
4 Q 02        024            3.00               27.59            11.7004
1 Q 03        031           11.92               30.32            22.7034
2 Q 03        032           11.10               34.55            29.1589
3 Q 03        033           12.56               38.58            28.3860
4 Q 03        034           13.16               48.74            76.6582
1 Q 04        041           15.18               52.00            71.5040
2 Q 04        042           15.25               56.15            62.5181
3 Q 04        043           14.18               57.77            49.7408
4 Q 04        044           14.40               59.01            21.0710
1 Q 05        051           16.94               60.77            16.8654
2 Q 05        052           17.81               63.33            12.7872
3 Q 05        053           17.72               66.87            15.7521
4 Q 05        054           18.19               70.66            19.7424

              Fed Funds
1 Q 87           6.13       -1.35         -135
2 Q 87           6.73       -0.19          -19
3 Q 87           7.22        1.33          133
4 Q 87           6.77       -0.14          -14
1 Q 88           6.58        0.45           45
2 Q 88           7.51        0.78           78
3 Q 88           8.19        0.97           97
4 Q 88           8.76        1.99          199
1 Q 89           9.85        3.27          327
2 Q 89           9.53        2.02          202
3 Q 89           9.02        0.83           83
4 Q 89           8.45       -0.31          -31
1 Q 90           8.28       -1.57         -157
2 Q 90           8.29       -1.24         -124
3 Q 90           8.20       -0.82          -82
4 Q 90           7.31       -1.14         -114
1 Q 91           6.12       -2.16         -216
2 Q 91           5.90       -2.39         -239
3 Q 91           5.45       -2.75         -275
4 Q 91           4.43       -2.88         -288
1 Q 92           3.98       -2.14         -214
2 Q 92           3.76       -2.14         -214
3 Q 92           3.22       -2.23         -223
4 Q 92           2.92       -1.51         -151
1 Q 93           3.07       -0.91          -91
2 Q 93           3.04       -0.72          -72
3 Q 93           3.09       -0.13          -13
4 Q 93           2.96        0.04            4
1 Q 94           3.34        0.27           27
2 Q 94           4.25        1.21          121
3 Q 94           4.73        1.64          164
4 Q 94           5.45        2.49          249
1 Q 95           5.98        2.64          264
2 Q 95           6.00        1.75          175
3 Q 95           5.80        1.07          107
4 Q 95           5.60        0.15           15
1 Q 96           5.31       -0.67          -67
2 Q 96           5.27       -0.73          -73
3 Q 96           5.30       -0.50          -50
4 Q 96           5.29       -0.31          -31
1 Q 97           5.39        0.08            8
2 Q 97           5.56        0.29           29
3 Q 97           5.54        0.24           24
4 Q 97           5.50        0.21           21
1 Q 98           5.49        0.10           10
2 Q 98           5.56        0.00            0
3 Q 98           5.51       -0.03           -3
4 Q 98           4.68       -0.82          -82
1 Q 99           4.81       -0.68          -68
2 Q 99           4.76       -0.80          -80
3 Q 99           5.22       -0.29          -29
4 Q 99           5.30        0.62           62
1 Q 00           5.85        1.04          104
2 Q 00           6.53        1.77          177
3 Q 00           6.52        1.30          130
4 Q 00           6.40        1.10          110
1 Q 01           5.31       -0.54          -54
2 Q 01           3.97       -2.56         -256
3 Q 01           3.07       -3.45         -345
4 Q 01           1.82       -4.58         -458
1 Q 02           1.73       -3.58         -358
2 Q 02           1.75       -2.22         -222
3 Q 02           1.75       -1.32         -132
4 Q 02           1.24       -0.58          -58
1 Q 03           1.25       -0.48          -48
2 Q 03           1.22       -0.53          -53
3 Q 03           1.01       -0.74          -74
4 Q 03           0.98       -0.26          -26
1 Q 04           1.00       -0.25          -25
2 Q 04           1.03       -0.19          -19
3 Q 04           1.61        0.60           60
4 Q 04           2.16        1.18          118

Source: Standard and Poor's; Federal Reserve; First Call;
Clarion Inv. Research, Inc.
Light blue bars represent First Call estimates.
Past performance is no guarantee of future results.


      We expect this slowdown in the growth of earnings to favor high quality consistently growing companies over low quality cyclically growing companies in 2005. (See chart below.) We endeavor to manage the Fund by purchasing the highest quality businesses that outgrow their markets, and which we purchase at discount values.

          [CHART OMITTED - EDGAR REPRESENTATION OF DATA IS AS FOLLOWS]

                      AVERAGE PERFORMANCE BY QUALITY WHEN
                THE PROFIT CYCLE DECELERATED (Last Three Cycles)

                             A+             16.59%
                             A              20.00%
                             A-              5.73%
                             B+              4.60%
                             B               1.68%
                             B-             -3.68%
                            C&D             -8.88%

Source: Clarion Inv. Research, Inc., Wilshire Associates Inc.
Performance represented by the S&P 500(R) Index.
Past performance is no guarantee of future results.


                                                                    JANUARY 2005


THE PRECEDING INFORMATION IS THE OPINION OF PORTFOLIO MANAGEMENT. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS DISCUSSED WILL BE REALIZED.

For definitions of indexes cited and certain investment terms used in this report, see the glossary on page 3.

Phoenix-Kayne Small-Mid Cap Fund


--------------------------------------------------------------------------------
  ANNUAL TOTAL RETURNS 1                             PERIODS ENDING 12/31/04
--------------------------------------------------------------------------------

                                                      INCEPTION    INCEPTION
                                   1 YEAR   5 YEAR   TO 12/31/04     DATE
                                   ------   ------   -----------   ---------
    Class X Shares at NAV 2         13.92%   9.20%      10.81%      10/18/96
    Class A Shares at NAV 2         13.63      --       13.56        8/30/02
    Class A Shares at POP 3          7.10      --       10.73        8/30/02
    Class B Shares at NAV 2         12.99      --       12.81        8/30/02
    Class B Shares with CDSC 4       8.99      --       11.71        8/30/02
    Class C Shares at NAV 2         13.03      --       12.88        8/30/02
    Class C Shares with CDSC 4      13.03      --       12.88        8/30/02
    S&P 500(R) Index 5              10.86   (2.31)     Note 5         Note 5
    Russell 2500(TM) Index 6        18.29    8.35      Note 6         Note 6

--------------------------------------------------------------------------------
  GROWTH OF $10,000                                     PERIODS ENDING 12/31
--------------------------------------------------------------------------------

This Growth of $10,000 chart assumes an initial investment of $10,000 made on 10/18/96 (inception of the Fund) in Class X shares. The total return for Class X shares reflects no sales charge. Performance assumes dividends and capital gains are reinvested.

          [CHART OMITTED - EDGAR REPRESENTATION OF DATA IS AS FOLLOWS]

                 Phoenix-Kayne
                 Small-Mid Cap      S&P 500(R)     Russell 2500(TM)
                 Fund Class X 7       Index             Index
                 --------------     ----------     ----------------
10/18/96            $10,000          $10,000           $10,000
12/31/96             10,400           10,474            10,642
12/31/97             12,424           13,970            13,234
12/31/98             14,433           17,988            13,285
12/31/99             14,958           21,789            16,493
12/29/00             18,663           19,788            17,197
12/31/01             19,857           17,438            17,407
12/31/02             16,087           13,584            14,309
12/31/03             20,384           17,484            20,821
12/31/04             23,222           19,383            24,630

--------------------------------------------------------------------------------
  SECTOR WEIGHTINGS                                                 12/31/04
--------------------------------------------------------------------------------

As a percentage of total investments

          [CHART OMITTED - EDGAR REPRESENTATION OF DATA IS AS FOLLOWS]

                  Information Technology        25%
                  Industrials                   18
                  Financials                    17
                  Consumer Discretionary        15
                  Health Care                   11
                  Energy                         6
                  Materials                      4
                  Other                          4


1 Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.

2 "NAV" (Net Asset Value) total returns do not include the effect of any sales charge.

3 "POP" (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.

4 CDSC (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5% to 0% over a five year period. CDSC charges for C shares are 1% in the first year and 0% thereafter.

5 Index performance is 14.73% for Class A, Class B, Class C (since 8/30/02) and
  8.40% for Class X (since 10/18/96).

6 Index performance is 25.14% for Class A, Class B, Class C (since 8/30/02) and
  11.61% for Class X (since 10/18/96).

7 This chart illustrates NAV returns on Class X shares since inception. Returns on Class A, Class B and Class C shares will vary due to differing sales charges.

For information regarding the indexes, see the glossary on page 3.

ALL RETURNS REPRESENT PAST PERFORMANCE WHICH IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN PERFORMANCE SHOWN. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE VISIT PHOENIXINVESTMENTS.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.

Phoenix-Kayne Small-Mid Cap Fund



ABOUT YOUR FUND'S EXPENSES

   We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Kayne Small-Mid Cap Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchases of Class A shares and contingent deferred sales charges on Class B and Class C shares; and (2) ongoing costs, including investment advisory fees; distribution and service fees; and other expenses. Class X shares are sold without a sales charge and do not incur distribution and service fees. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period.


ACTUAL EXPENSES

   The first line of the accompanying tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.


HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

   The second line of the accompanying tables provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

   Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges or contingent deferred sales charges. Therefore, the second line of the accompanying tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.


                             Beginning           Ending          Expenses Paid
 Small Mid-Cap Fund        Account Value      Account Value         During
      Class X              June 30, 2004    December 31, 2004       Period*
-----------------------    -------------    -----------------    -------------
Actual                       $1,000.00          $1,097.60            $6.08
Hypothetical (5% return
  before expenses)            1,000.00           1,019.26             5.87

* EXPENSES ARE EQUAL TO THE FUND'S CLASS X ANNUALIZED EXPENSE RATIO OF 1.15%, WHICH INCLUDES WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 366 TO REFLECT THE ONE-HALF YEAR PERIOD.

  ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE FUND'S CLASS X RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE CLASS' ACTUAL RETURN FOR THE YEAR ENDED DECEMBER 31, 2004. THE CLASS' ACTUAL RETURN AT NAV FOR THE FISCAL YEAR WAS 13.92%. UTILIZING THIS 12 MONTH RETURN YIELDS AN ACCOUNT VALUE AT DECEMBER 31, 2004 OF $1,139.20.


                             Beginning           Ending          Expenses Paid
 Small Mid-Cap Fund        Account Value      Account Value         During
      Class A              June 30, 2004    December 31, 2004       Period*
-----------------------    -------------    -----------------    -------------
Actual                       $1,000.00          $1,096.40            $7.41
Hypothetical (5% return
  before expenses)            1,000.00           1,017.98             7.16


* EXPENSES ARE EQUAL TO THE FUND'S CLASS A ANNUALIZED EXPENSE RATIO OF 1.41%, WHICH INCLUDES WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 366 TO REFLECT THE ONE-HALF YEAR PERIOD.

  ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE FUND'S CLASS A RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE CLASS' ACTUAL RETURN FOR THE YEAR ENDED DECEMBER 31, 2004. THE CLASS' ACTUAL RETURN AT NAV FOR THE FISCAL YEAR WAS 13.63%. UTILIZING THIS 12 MONTH RETURN YIELDS AN ACCOUNT VALUE AT DECEMBER 31, 2004 OF $1,136.30.


                             Beginning           Ending          Expenses Paid
 Small Mid-Cap Fund        Account Value      Account Value         During
      Class B              June 30, 2004    December 31, 2004       Period*
-----------------------    -------------    -----------------    -------------
Actual                       $1,000.00          $1,093.90           $11.39
Hypothetical (5% return
  before expenses)            1,000.00           1,014.12            11.02


* EXPENSES ARE EQUAL TO THE FUND'S CLASS B ANNUALIZED EXPENSE RATIO OF 2.16%, WHICH INCLUDES WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 366 TO REFLECT THE ONE-HALF YEAR PERIOD.

  ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE FUND'S CLASS B RETURN FOR THEPAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE CLASS' ACTUAL RETURN FOR THE YEAR ENDED DECEMBER 31, 2004. THE CLASS' ACTUAL RETURN AT NAV FOR THE FISCAL YEAR WAS 12.99%. UTILIZING THIS 12 MONTH RETURN YIELDS AN ACCOUNT VALUE AT DECEMBER 31, 2004 OF $1,129.90.

Phoenix-Kayne Small-Mid Cap Fund



                             Beginning           Ending          Expenses Paid
 Small Mid-Cap Fund        Account Value      Account Value         During
      Class C              June 30, 2004    December 31, 2004       Period*
-----------------------    -------------    -----------------    -------------
Actual                       $1,000.00          $1,094.30           $11.38
Hypothetical (5% return
  before expenses)            1,000.00           1,014.14            11.00

* EXPENSES ARE EQUAL TO THE FUND'S CLASS C ANNUALIZED EXPENSE RATIO OF 2.16%, WHICH INCLUDES WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 366 TO REFLECT THE ONE-HALF YEAR PERIOD.

  ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE FUND'S CLASS C RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE CLASS' ACTUAL RETURN FOR THE YEAR ENDED DECEMBER 31, 2004. THE CLASS' ACTUAL RETURN AT NAV FOR THE FISCAL YEAR WAS 13.03%. UTILIZING THIS 12 MONTH RETURN YIELDS AN ACCOUNT VALUE AT DECEMBER 31, 2004 OF $1,130.30.

  YOU CAN FIND MORE INFORMATION ABOUT THE FUND'S EXPENSES IN THE FINANCIAL STATEMENTS SECTION THAT FOLLOWS. FOR ADDITIONAL INFORMATION ON OPERATING EXPENSES AND OTHER SHAREHOLDER COSTS, PLEASE REFER TO THE PROSPECTUS.

Phoenix-Kayne Small-Mid Cap Fund


-----------------------------------------------------------------------------------------------------
         TEN LARGEST HOLDINGS AT DECEMBER 31, 2004 (AS A PERCENTAGE OF TOTAL NET ASSETS)(d)
-----------------------------------------------------------------------------------------------------
 1. Reinsurance Group of America, Inc.     3.7%          6. 99 Cents Only Stores               2.9%
 2. Rent-A-Center, Inc.                    3.3%          7. Regis Corp.                        2.9%
 3. Copart, Inc.                           3.2%          8. FactSet Research Systems, Inc.     2.8%
 4. Inter-Tel, Inc.                        3.2%          9. Catalina Marketing Corp.           2.8%
 5. Patina Oil & Gas Corp.                 3.1%         10. World Acceptance Corp.             2.6%
-----------------------------------------------------------------------------------------------------

                  SCHEDULE OF INVESTMENTS AT DECEMBER 31, 2004


                                                       SHARES      VALUE
                                                      --------  -----------
DOMESTIC COMMON STOCKS--98.2%

ADVERTISING--4.1%
Arbitron, Inc. .....................................    63,700  $ 2,495,766
Catalina Marketing Corp. ...........................   175,910    5,212,213
                                                                -----------
                                                                  7,707,979
                                                                -----------
AEROSPACE & DEFENSE--2.0%
Heico Corp. Class A ................................   213,764    3,695,980

AIR FREIGHT & COURIERS--2.4%
Robinson (C.H.) Worldwide, Inc. ....................    82,400    4,574,848

APPLICATION SOFTWARE--8.0%
FactSet Research Systems, Inc. .....................    91,850    5,367,714
Fair Isaac Corp. ...................................   128,085    4,698,158
Jack Henry & Associates, Inc. ......................   180,815    3,600,027
Reynolds & Reynolds Co. (The) Class A ..............    57,762    1,531,270
                                                                -----------
                                                                 15,197,169
                                                                -----------
ASSET MANAGEMENT & CUSTODY BANKS--2.2%
Eaton Vance Corp. ..................................    80,004    4,172,209

BIOTECHNOLOGY--2.0%
Techne Corp.(b) ....................................    98,085    3,815,506

COMMUNICATIONS EQUIPMENT--4.9%
Black Box Corp. ....................................    67,995    3,265,120
Inter-Tel, Inc. ....................................   217,600    5,957,888
                                                                -----------
                                                                  9,223,008
                                                                -----------
CONSTRUCTION & ENGINEERING--1.1%
Insituform Technolgies, Inc. Class A(b) ............    95,480    2,164,532

CONSUMER FINANCE--2.6%
World Acceptance Corp.(b) ..........................   176,000    4,841,760

DATA PROCESSING & OUTSOURCED SERVICES--1.6%
Certegy, Inc. ......................................    82,867    2,944,265


                                                       SHARES      VALUE
                                                      --------  -----------
DIVERSIFIED COMMERCIAL SERVICES--8.3%
ABM Industries, Inc. ...............................   204,530  $ 4,033,332
Cintas Corp. .......................................    68,565    3,007,260
Copart, Inc.(b) ....................................   231,000    6,079,920
Equifax, Inc. ......................................    88,385    2,483,618
                                                                -----------
                                                                 15,604,130
                                                                -----------
ELECTRONIC EQUIPMENT MANUFACTURERS--2.0%
Mettler Toledo International, Inc.(b) ..............    75,000    3,848,250

GENERAL MERCHANDISE STORES--2.9%
99 Cents Only Stores(b) ............................   343,000    5,542,880

HEALTH CARE EQUIPMENT--2.3%
Diagnostic Products Corp. ..........................    79,000    4,348,950

HEALTH CARE SERVICES--2.1%
IMS Health, Inc. ...................................   172,965    4,014,518

HEALTH CARE SUPPLIES--1.5%
ICU Medical, Inc.(b) ...............................   100,000    2,734,000

INDUSTRIAL CONGLOMERATES--2.4%
Teleflex, Inc. .....................................    87,410    4,540,075

INDUSTRIAL MACHINERY--1.9%
Donaldson Co., Inc. ................................   110,200    3,590,316

INSURANCE BROKERS--1.7%
Brown & Brown, Inc. ................................    74,000    3,222,700

LEISURE PRODUCTS--2.1%
Polaris Industries, Inc. ...........................    57,000    3,877,140

LIFE & HEALTH INSURANCE--1.9%
Stancorp Financial Group, Inc. .....................    44,500    3,671,250

OFFICE ELECTRONICS--2.1%
Zebra Technologies Corp. Class A(b) ................    69,300    3,900,204

OIL & GAS EXPLORATION & PRODUCTION--3.1%
Patina Oil & Gas Corp. .............................   158,500    5,943,750


52                      See Notes to Financial Statements

Phoenix-Kayne Small-Mid Cap Fund



                                                       SHARES      VALUE
                                                      --------  -----------
OIL & GAS REFINING, MARKETING & TRANSPORTATION--2.4%
World Fuel Services Corp. ..........................    92,600  $ 4,611,480

PACKAGED FOODS & MEATS--1.2%
Lancaster Colony Corp. .............................    52,300    2,242,101

PAPER PACKAGING--1.7%
Bemis Co., Inc. ....................................   110,944    3,227,361

PHARMACEUTICALS--3.5%
Axcan Pharma, Inc.(b) ..............................   175,000    3,382,750
Medicis Pharmaceutical Corp. Class A ...............    90,600    3,180,966
                                                                -----------
                                                                  6,563,716
                                                                -----------
PROPERTY & CASUALTY INSURANCE--3.6%
Cincinnati Financial Corp. .........................    86,357    3,822,161
Direct General Corp. ...............................    94,000    3,017,400
                                                                -----------
                                                                  6,839,561
                                                                -----------
REINSURANCE--3.7%
Reinsurance Group of America, Inc. .................   143,100    6,933,195

SEMICONDUCTOR EQUIPMENT--2.5%
Cabot Microelectronics Corp.(b) ....................   119,650    4,791,982

SEMICONDUCTORS--2.2%
Microchip Technology, Inc. .........................   159,000    4,238,940

SPECIALTY CHEMICALS--1.9%
Balchem Corp. ......................................    23,900      829,091
Valspar Corp. (The) ................................    54,520    2,726,545
                                                                -----------
                                                                  3,555,636
                                                                -----------
SPECIALTY STORES--6.2%
Regis Corp. ........................................   117,000    5,399,550
Rent-A-Center, Inc.(b) .............................   236,250    6,260,625
                                                                -----------
                                                                 11,660,175
                                                                -----------
SYSTEMS SOFTWARE--2.1%
Talx Corp. .........................................   151,500    3,907,185

THRIFTS & MORTGAGE FINANCE--1.1%
Washington Federal, Inc. ...........................    81,449    2,161,656

TOBACCO--0.9%
UST, Inc. ..........................................    35,000    1,683,850
---------------------------------------------------------------------------
TOTAL DOMESTIC COMMON STOCKS
(IDENTIFIED COST $136,937,473)                                  185,592,257
---------------------------------------------------------------------------



                                                       SHARES      VALUE
                                                      --------  -----------
FOREIGN COMMON STOCKS(c)--1.1%

WATER UTILITIES--1.1%
Consolidated Water Co. Ltd. (Cayman Islands) .......    64,500  $ 1,998,210
---------------------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $1,013,519)                                      1,998,210
---------------------------------------------------------------------------
TOTAL LONG TERM INVESTMENTS--99.3%
(IDENTIFIED COST $137,950,992)                                  187,590,467
---------------------------------------------------------------------------


                                           STANDARD
                                           & POOR'S      PAR
                                            RATING      VALUE
                                         (Unaudited)    (000)
                                         -----------   -------
SHORT-TERM INVESTMENTS--0.7%

FEDERAL AGENCY SECURITIES--0.7%
FHLB 1%, 1/3/05 .........................    A-1+       $1,407    1,406,922
---------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS
(IDENTIFIED COST $1,406,922)                                      1,406,922
---------------------------------------------------------------------------

TOTAL INVESTMENTS--100.0%
(IDENTIFIED COST $139,357,914)                                  188,997,389(a)

Other assets and liabilities, net--0.0%                             (85,291)
                                                               ------------
NET ASSETS--100.0%                                             $188,912,098
                                                               ============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $53,247,593 and gross depreciation of $3,608,118 for federal income tax purposes. At December 31, 2004, the aggregate cost of securities for federal income tax purposes was $139,357,914.
(b) Non-income producing.
(c) Foreign Common Stocks are determined based on the country in which the security or underlying security is issued. The country of risk, noted parenthetically, is determined based on criteria described in Note 2J "Foreign Security Country Determination" in the Notes to Financial Statements.
(d) Table excludes short-term investments.

                       See Notes to Financial Statements                      53

Phoenix-Kayne Small-Mid Cap Fund


                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2004

ASSETS
Investment securities at value
   (Identified cost $139,357,914)                                 $188,997,389
Cash                                                                       331
Receivables
   Fund shares sold                                                    236,904
   Dividends and interest                                              122,247
   Trustee retainer                                                      2,816
Prepaid expenses                                                        28,311
                                                                  ------------
     Total assets                                                  189,387,998
                                                                  ------------
LIABILITIES
Payables
   Fund shares repurchased                                             244,108
   Investment advisory fee                                             132,809
   Distribution and service fees                                        33,599
   Transfer agent fee                                                   25,282
   Professional fees                                                    25,110
   Financial agent fee                                                  10,777
Accrued expenses                                                         4,215
                                                                  ------------
     Total liabilities                                                 475,900
                                                                  ------------
NET ASSETS                                                        $188,912,098
                                                                  ============
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest                  $154,626,186
Accumulated net realized loss                                      (15,353,563)
Net unrealized appreciation                                         49,639,475
                                                                  ------------
NET ASSETS                                                        $188,912,098
                                                                  ============

CLASS X
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $92,838,135)                  4,484,466
Net asset value and offering price per share                            $20.70

CLASS A
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $73,825,298)                  3,584,965
Net asset value per share                                               $20.59
Offering price per share $20.59/(1-5.75%)                               $21.85

CLASS B
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $4,403,596)                     217,198
Net asset value and offering price per share                            $20.27

CLASS C
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $17,845,069)                    878,961
Net asset value and offering price per share                            $20.30


                             STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2004

INVESTMENT INCOME
Dividends                                                          $ 1,387,446
Securities lending                                                      25,192
Interest                                                                 8,383
                                                                   -----------
     Total investment income                                         1,421,021
                                                                   -----------
EXPENSES
Investment advisory fee                                              1,429,437
Service fees, Class A                                                  140,671
Distribution and service fees, Class B                                  30,442
Distribution and service fees, Class C                                 154,701
Financial agent fee                                                     74,750
Administration                                                          78,859
Transfer agent                                                         179,164
Registration                                                            41,785
Custodian                                                               38,469
Printing                                                                36,974
Professional                                                            30,105
Trustees                                                                18,541
Miscellaneous                                                           15,079
                                                                   -----------
     Total expenses                                                  2,268,977
                                                                   -----------
NET INVESTMENT LOSS                                                   (847,956)
                                                                   -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on investments                                    (2,427,226)
Net change in unrealized appreciation (depreciation) on
   investments                                                      26,148,760
                                                                   -----------
NET GAIN ON INVESTMENTS                                             23,721,534
                                                                   -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               $22,873,578
                                                                   ===========


54                      See Notes to Financial Statements

Phoenix-Kayne Small-Mid Cap Fund


                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                                   Year Ended       Year Ended
                                                                                                    12/31/04         12/31/03
                                                                                                  -------------    ------------
FROM OPERATIONS
   Net investment income (loss)                                                                    $   (847,956)   $   (541,203)
   Net realized gain (loss)                                                                          (2,427,226)     (4,057,120)
   Net change in unrealized appreciation (depreciation)                                              26,148,760      35,896,645
                                                                                                   ------------    ------------
   INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                       22,873,578      31,298,322
                                                                                                   ------------    ------------
FROM SHARE TRANSACTIONS
CLASS X
   Proceeds from sales of shares (674,594 and 1,716,610 shares, respectively)                        12,509,815      25,334,280
   Cost of shares repurchased (1,872,057 and 2,874,955 shares, respectively)                        (34,757,079)    (44,421,603)
                                                                                                   ------------    ------------
Total                                                                                               (22,247,264)    (19,087,323)
                                                                                                   ------------    ------------
CLASS A
   Proceeds from sales of shares (1,898,490 and 2,365,960 shares, respectively)                      34,894,504      38,107,253
   Cost of shares repurchased (502,551 and 322,337 shares, respectively)                             (9,306,773)     (5,285,348)
                                                                                                   ------------    ------------
Total                                                                                                25,587,731      32,821,905
                                                                                                   ------------    ------------
CLASS B
   Proceeds from sales of shares (96,144 and 124,511 shares, respectively)                            1,759,784       1,925,053
   Cost of shares repurchased (29,932 and 17,313 shares, respectively)                                 (536,789)       (278,692)
                                                                                                   ------------    ------------
Total                                                                                                 1,222,995       1,646,361
                                                                                                   ------------    ------------
CLASS C
   Proceeds from sales of shares (382,735 and 699,943 shares, respectively)                           6,972,739      10,745,910
   Cost of shares repurchased (203,578 and 40,105 shares, respectively)                              (3,696,766)       (621,347)
                                                                                                   ------------    ------------
Total                                                                                                 3,275,973      10,124,563
                                                                                                   ------------    ------------
   INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS                                          7,839,435      25,505,506
                                                                                                   ------------    ------------
   NET INCREASE (DECREASE) IN NET ASSETS                                                             30,713,013      56,803,828

NET ASSETS
   Beginning of period                                                                              158,199,085     101,395,257
                                                                                                   ------------    ------------
   END OF PERIOD [INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF
     $0 AND $0, RESPECTIVELY]                                                                      $188,912,098    $158,199,085
                                                                                                   ============    ============


                       See Notes to Financial Statements                      55

Phoenix-Kayne Small-Mid Cap Fund


                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                          CLASS X
                                                                  --------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31
                                                                  --------------------------------------------------------
                                                                   2004         2003        2002         2001        2000
Net asset value, beginning of period                              $18.17       $14.34      $17.70       $17.19      $14.82
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                                    (0.06) (4)   (0.05) (4)  (0.06)       (0.01)       0.04
   Net realized and unrealized gain (loss)                          2.59         3.88       (3.30)        1.15        3.54
                                                                  ------       ------      ------       -------     ------
     TOTAL FROM INVESTMENT OPERATIONS                               2.53         3.83       (3.36)        1.14        3.58
                                                                  ------       ------      ------       -------     ------
LESS DISTRIBUTIONS
   Dividends from net investment income                               --           --          --        (0.01)      (0.04)
   Distributions from net realized gain                               --           --          --        (0.62)      (1.17)
                                                                  ------       ------      ------       -------     ------
     TOTAL DISTRIBUTIONS                                              --           --          --        (0.63)      (1.21)
                                                                  ------       ------      ------       -------     ------
Change in net asset value                                           2.53         3.83       (3.36)        0.51        2.37
                                                                  ------       ------      ------       -------     ------
NET ASSET VALUE, END OF PERIOD                                    $20.70       $18.17      $14.34       $17.70      $17.19
                                                                  ======       ======      ======       ======      ======
Total return                                                       13.92 %      26.71 %    (18.98)%       6.40 %     24.77%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)                         $92,838     $103,269     $98,112      $95,138     $42,560

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                               1.15 %       1.26 %      1.22 %       1.17 %      1.29%
   Net investment income (loss)                                    (0.32)%      (0.35)%     (0.38)%      (0.14)%      0.26%
Portfolio turnover                                                    16 %         17 %        16 %         17 %        50%

                                                                              CLASS A
                                                                  -----------------------------------
                                                                      YEAR ENDED       FROM INCEPTION
                                                                  -------------------    8/30/02 TO
                                                                   2004         2003      12/31/02
Net asset value, beginning of period                              $18.12       $14.34      $15.29
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                                    (0.10) (4)   (0.09) (4)  (0.02)
   Net realized and unrealized gain (loss)                          2.57         3.87       (0.93)
                                                                  ------       ------      ------
     TOTAL FROM INVESTMENT OPERATIONS                               2.47         3.78       (0.95)
                                                                  ------       ------      ------
Change in net asset value                                           2.47         3.78       (0.95)
                                                                  ------       ------      ------
NET ASSET VALUE, END OF PERIOD                                    $20.59       $18.12      $14.34
                                                                  ======       ======      ======
Total return (1)                                                   13.63 %      26.36 %     (6.21)% (2)

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)                         $73,825      $39,656      $2,086

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                               1.41 %       1.51 %      1.47 % (3)
   Net investment income (loss)                                    (0.55)%      (0.60)%      0.62 % (3)
Portfolio turnover                                                    16 %         17 %        16 % (2)

(1) Sales charges are not reflected in the total return calculation.
(2) Not annualized.
(3) Annualized.
(4) Computed using average shares outstanding.

56                      See Notes to Financial Statements

Phoenix-Kayne Small-Mid Cap Fund


                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                              CLASS B
                                                                  -----------------------------------
                                                                      YEAR ENDED       FROM INCEPTION
                                                                  -------------------    8/30/02 TO
                                                                   2004         2003      12/31/02
Net asset value, beginning of period                              $17.94       $14.30      $15.29
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                                    (0.24) (4)   (0.20) (4)  (0.02)
   Net realized and unrealized gain (loss)                          2.57         3.84       (0.97)
                                                                  ------       ------      ------
     TOTAL FROM INVESTMENT OPERATIONS                               2.33         3.64       (0.99)
                                                                  ------       ------      ------
Change in net asset value                                           2.33         3.64       (0.99)
                                                                  ------       ------      ------
NET ASSET VALUE, END OF PERIOD                                    $20.27       $17.94      $14.30
                                                                  ======       ======      ======
Total return (1)                                                   12.99 %      25.45 %     (6.47)% (2)

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)                          $4,404       $2,709        $626

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                               2.16 %       2.26 %      2.22 % (3)
   Net investment income (loss)                                    (1.31)%      (1.35)%     (1.37)% (3)
Portfolio turnover                                                    16 %         17 %        16 % (2)

                                                                              CLASS C
                                                                  -----------------------------------
                                                                      YEAR ENDED       FROM INCEPTION
                                                                  -------------------    8/30/02 TO
                                                                   2004         2003      12/31/02
Net asset value, beginning of period                              $17.96       $14.31      $15.29
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                                    (0.24) (4)   (0.20) (4)  (0.03)
   Net realized and unrealized gain (loss)                          2.58         3.85       (0.95)
                                                                  ------       ------      ------
     TOTAL FROM INVESTMENT OPERATIONS                               2.34         3.65       (0.98)
                                                                  ------       ------      ------
Change in net asset value                                           2.34         3.65       (0.98)
                                                                  ------       ------      ------
NET ASSET VALUE, END OF PERIOD                                    $20.30       $17.96      $14.31
                                                                  ======       ======      ======
Total return (1)                                                   13.03 %      25.59 %     (6.47)% (2)

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)                         $17,845      $12,565        $572

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                               2.16 %       2.26 %      2.22 % (3)
   Net investment income (loss)                                    (1.31)%      (1.35)%     (1.37)% (3)
Portfolio turnover                                                    16 %         17 %        16 % (2)

(1) Sales charges are not reflected in the total return calculation.
(2) Not annualized.
(3) Annualized.
(4) Computed using average shares outstanding.

                       See Notes to Financial Statements                      57

PHOENIX-KAYNE FUNDS
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2004


1. ORGANIZATION

   Phoenix-Kayne Funds (the "Trust") is organized as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

   Currently five Funds are offered for sale (each a "Fund") The California Intermediate Tax-Free Bond Fund is a non-diversified fund and seeks current income exempt from federal and California state personal income tax. The Intermediate Total Return Bond Fund is a diversified fund and seeks to maximize total return, primarily through current income, with capital appreciation as a secondary factor. The International Fund is a diversified fund and seeks long-term capital appreciation, with dividend income as a secondary consideration. The Rising Dividends Fund is a diversified fund and seeks long-term capital appreciation, with dividend income as a secondary consideration. The Small-Mid Cap Fund is a diversified fund and seeks long-term capital appreciation, with dividend income as a secondary consideration.The funds offer the following classes of shares for sale:

                                         Class X   Class A   Class B   Class C
                                         -------   -------   -------   -------
California Intermediate
  Tax-Free Bond Fund .................      X         --        --        --
Intermediate Total Return
  Bond Fund ..........................      X         --        --        --
International Fund ...................      X          X         X         X
Rising Dividends Fund ................      X          X         X         X
Small-Mid Cap Fund ...................      X          X         X         X

   Class X shares are sold without a sales charge. Class A shares are sold with a front-end sales charge of up to 5.75%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a 1% contingent deferred sales charge if redeemed within one year of purchase.

   Each class of shares has identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution and/or service expenses and has exclusive voting rights with respect to its distribution plan. Class X bears no distribution and/or service expenses. Income and expenses and realized and unrealized gains and losses of each Fund are borne pro rata by the holders of each class of shares.


2. SIGNIFICANT ACCOUNTING POLICIES

   The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases of net assets from operations during the reporting period. Actual results could differ from those estimates.


A. SECURITY VALUATION:

   Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or if no closing price is available, at the last bid price.

   Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service, which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value.

   As required, some securities and assets are valued at fair value as determined in good faith by or under the direction of the Trustees.

   Certain foreign common stocks may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. In these cases, information from an external vendor may be utilized to adjust closing market prices of certain foreign common stocks to reflect their fair value. Because the frequency of significant events is not predictable, fair valuation of certain foreign common stocks may occur on a frequent basis.

   Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost which approximates market.


B. SECURITY TRANSACTIONS AND RELATED INCOME:

   Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, in the case of certain foreign securities, as soon as the Fund is notified. Interest income is recorded on the accrual basis. The Trust amortizes premiums and accretes discounts using the effective interest method. Realized gains and losses are determined on the identified cost basis.


C. INCOME TAXES:

   Each Fund is treated as a separate taxable entity. It is the policy of each Fund to comply with the requirements of the Internal Revenue Code (the "Code") and to distribute substantially all of its income to its shareholders. Therefore, no provision for federal income taxes or excise taxes has been made.

   The Trust may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Each Fund will accrue such taxes and recoveries as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which they invest.

PHOENIX-KAYNE FUNDS
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2004 (CONTINUED)


D. DISTRIBUTIONS TO SHAREHOLDERS:

   Distributions are recorded by each Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences may include the treatment of non-taxable dividends, market premium and discount, non-deductible expenses, expiring capital loss carryovers, foreign currency gain or loss, gain or loss on futures contracts, partnerships, operating losses and losses deferred due to wash sales. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital paid in on shares of beneficial interest.


E. SECURITIES LENDING TRANSACTIONS:

   Prior to November 1, 2004, the Trust loaned securities to qualified brokers through an agreement with Investors Bank & Trust Company (the "Custodian"). Under the terms of the agreement, the Trust received collateral with a market value not less than 100% of the market value of loaned securities. Collateral is adjusted daily in connection with changes in the market value of securities on loan. Collateral consists of cash, securities issued or guaranteed by the U.S. Government or its agencies and the sovereign debt of foreign countries. Cash collateral has been invested in securities in which the Funds are authorized to invest. Interest earned on the collateral and premiums paid by the borrower are recorded as income by the Trust net of fees charged by the Custodian for its services in connection with this securities lending program. Lending portfolio securities involves a risk of delay in the recovery of the loaned securities or in the foreclosure on collateral.


F. FOREIGN CURRENCY TRANSLATION:

   Foreign securities and other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement dates of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and paid is treated as a gain or loss on foreign currency. The Trust does not isolate that portion of the results of operations arising from changes in exchange rates and that portion arising from changes in the market prices of securities.


G. EXPENSES:

   Expenses incurred by the Trust with respect to any two or more funds are allocated in proportion to the net assets of each Fund, except where allocation of direct expense to each Fund or an alternative allocation method can be more appropriately made.


H. REPURCHASE AGREEMENTS:

   A repurchase agreement is a transaction where a Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. Each Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. If the seller defaults and the value of the collateral declines or, if the seller enters insolvency proceedings, realization of collateral may be delayed or limited.


I. WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS:

   Each Fund may engage in when-issued or delayed delivery transactions. Each Fund records when-issued and delayed delivery securities on the trade date. Each Fund maintains collateral for the securities purchased. Securities purchased on a when-issued or delayed delivery basis begin earning interest on the settlement date.


J. FOREIGN SECURITY COUNTRY DETERMINATION:

   A combination of the following criteria is used to assign the countries of risk listed in the Schedule of Investments: country of incorporation, actual building address, primary exchange on which the security is traded and country in which greatest percentage of company revenue is generated.


K. CONTRACTUAL OBLIGATIONS:

   In the normal course of business, the Trust enters into contracts that provide general indemnifications. The Trust's maximum exposure under these arrangements is dependent on future claims that may be made against the Trust and, therefore, cannot be established; however, in management's opinion, based on experience, the risk of material loss from such claims is remote.


3. INVESTMENT ADVISORY FEES AND RELATED PARTY TRANSACTIONS

   The Adviser, Kayne Anderson Rudnick Investment Management, LLC provides the Funds with investment management services under an Investment Advisory Agreement (the "Agreement"). The majority interest of the Adviser is owned by Phoenix Investment Partners, Ltd. ("PXP"). PXP is the investment management subsidiary of The Phoenix Companies, Inc. ("PNX"). As compensation for its services, the Adviser is entitled to a fee based upon the following annual rates as a percentage of the average daily net assets of each Fund:

California Intermediate Tax-Free Bond Fund ...........................   0.50%
Intermediate Total Return Bond Fund ..................................   0.50%
International Fund ...................................................   0.95%
Rising Dividends Fund ................................................   0.75%
Small-Mid Cap Fund ...................................................   0.85%

PHOENIX-KAYNE FUNDS
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2004 (CONTINUED)


   The Adviser has agreed to limit each Fund's operating expenses by reducing all or a portion of its fees and reimbursing each Fund for expenses, excluding interest, through April 30, 2005, to the extent that such expenses exceed the following percentages of average annual net assets.

                                       Class X    Class A    Class B    Class C
                                       -------    -------    -------    -------
California Intermediate
  Tax-Free Bond Fund ..............     0.75%        --        --          --
Intermediate Total Return
  Bond Fund .......................     0.95%        --        --          --
International Fund ................     1.40%      1.65%     2.40%       2.40%
Rising Dividends Fund .............     1.20%      1.45%     2.20%       2.20%
Small-Mid Cap Fund ................     1.30%      1.55%     2.30%       2.30%

   Any fee reimbursed and/or any Fund expense absorbed by the Adviser pursuant to an agreed upon expense cap shall be reimbursed by the Fund to the Adviser, if so requested by the Adviser, provided the aggregate amount of the Fund's current operating expense for such fiscal year does not exceed the applicable limitation on Fund expenses. For the year ended December 31, 2004, the Adviser reimbursed fees and paid expenses of $87,348, and $108,890 for the California Intermediate Tax-Free Bond Fund and International Fund, respectively.

   The Management Agreement permits the Adviser to seek reimbursement of any reductions made to its management fee within the three-year period following such reduction, subject to a Fund's ability to effect such reimbursement and remain in compliance with applicable expense limitations.

   At December 31, 2004, the amount available for reimbursement that has been paid and/or waived by the Adviser on behalf of each Fund listed below is as follows:

California Intermediate Tax-Free Bond Fund .........................  $263,956
International Fund .................................................   271,404

   For the year ended December 31, 2004, the amounts recouped by the adviser from the Funds are as follows:

California Intermediate Tax-Free Bond Fund .........................      $ --
International Fund .................................................        --

   At December 31, 2004, the Adviser may recapture a portion of the below amounts no later than the dates as stated below:

                                                          December 31,
                                                 -----------------------------
Fund                                               2005      2006       2007
----                                             -------   --------   --------
California Intermediate
  Tax-Free Bond Fund .........................   $75,806   $100,802   $ 87,348
International Fund ...........................        --    162,514    108,890

   Each Fund must pay its current ordinary operating expenses before the Adviser is entitled to any reimbursement. Any such reimbursement is also contingent upon the Board of Trustees review and approval prior to the time the reimbursement is initiated.

   As distributor of the Trust's shares, Phoenix Equity Planning Corporation, ("PEPCO") an indirect, wholly-owned subsidiary of PNX, has advised the Trust that it retained net selling commissions and deferred sales charges for the year ended December 31, 2004, as follows:
                                        Class A       Class B        Class C
                                      Net Selling     Deferred       Deferred
                                      Commissions  Sales Charges  Sales Charges
                                      -----------  -------------  -------------
International Fund ...................  $   469        $   --         $1,473
Rising Dividends Fund ................    5,963         5,228            760
Small-Mid Cap Fund ...................   13,828         6,673          9,311

   In addition to these amounts, for the period of January 1, 2004, through May 31, 2004, the following was paid to W.S. Griffith Securities, Inc., an indirect subsidiary of PNX, for Class A net selling commissions.

International Fund ..................................................   $  127
Rising Dividends Fund ...............................................      904
Small-Mid Cap Fund ..................................................    1,356

   As of May 31, 2004, W.S. Griffith Securities, Inc. no longer writes any business for the Trust.

   Under certain circumstances, shares of certain Phoenix Funds may be exchanged for shares of the same class of certain other Phoenix Funds on the basis of the relative net asset values per share at the time of the exchange. On exchanges with share classes that carry a contingent deferred sales charge, the CDSC schedule of the original shares purchased continues to apply.

   In addition, the International, Rising Dividends and Small-Mid Cap Funds pay PEPCO a distribution fee at an annual rate of 0.25% for Class A shares and 1.00% for Class B shares and Class C shares applied to the daily average net assets of each respective class. The distributor has advised the Trust of the following information for the period ended December 31, 2004:

                                             Distribution      Distribution
                             Distribution       and/or            and/or
                                and/or       Service Fees      Service Fees
                             Service Fees       Paid to           Paid to
                             Retained by     Unaffiliated      W.S. Griffith
                             Distributor     Participants    Securities, Inc.(1)
                             ------------    ------------    -------------------
International Fund .........   $ 33,264         $ 2,551             $ 11
Rising Dividends Fund ......     61,835          91,905              703
Small-Mid Cap Fund .........    188,789         136,380              645

(1) As of May 31, 2004, W.S. Griffith Securities, Inc. no longer writes any business for the Trust.

PHOENIX-KAYNE FUNDS
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2004 (CONTINUED)


   Effective November 1, 2004, PEPCO serves as financial agent of the Trust. As financial agent of the Trust PEPCO receives a financial agent fee equal to the sum of (1) the documented cost to PEPCO to provide tax services and oversight of the performance of PFPC Inc. (subagent to PEPCO) plus (2) the documented cost of fund accounting and related services provided by PFPC Inc. The fee schedule of PFPC Inc. ranges from 0.65% to 0.03% of the average daily net asset values of each fund. Certain minimum fees may apply. For the period ended December 31, 2004, the Trust incurred PEPCO financial agent fees totaling $383,121.

   Prior to November 1, 2004, U.S. Bancorp Fund Services, L.L.C. (the "Administrator") acted as the Funds' Administrator under an Administration agreement. For its services, each Fund paid the Administrator an annual fee equal to 0.075% of the first $40 million of the average daily net assets, 0.050% of the next $40 million, 0.025% of the next $40 million, and 0.010% thereafter, subject to a minimum annual fee.

   PEPCO serves as the Trust's transfer agent with State Street Bank and Trust Company serving as sub-transfer agent. For the period ended December 31, 2004, transfer agent fees were $378,312 as reported in the Statements of Operations, of which PEPCO retained the following:

                                                            Transfer Agent Fee
                                                                 Retained
                                                            ------------------
California Intermediate Tax-Free Bond Fund ..............               --
Intermediate Total Return Bond Fund .....................               --
International Fund ......................................               --
Rising Dividends Fund ...................................               --
Small-Mid Cap Fund ......................................          $34,657

   At December 31, 2004, PNX and its affiliates, and the retirement plans of PNX and its affiliates held shares of the Trust, which aggregated the following:

                                                                    Aggregate
                                                                    Net Asset
                                                         Shares       Value
                                                       ----------  -----------
International Fund
--Class B ..........................................       10,585  $   133,371
--Class C ..........................................       10,585      133,371
Rising Dividends Fund
--Class A ..........................................    1,955,981   31,119,658
--Class B ..........................................        7,411      116,797
--Class C ..........................................        7,406      116,793
Small-Mid Cap Fund
--Class A ..........................................    1,697,326   34,947,940
--Class B ..........................................        6,540      132,570


4. PURCHASES AND SALES OF SECURITIES

   Purchases and sales of securities (excluding U.S. Government securities and agency securities, short-term investments and forward currency contracts) for the period ended December 31, 2004, were as follows:

Fund                                                   Purchases      Sales
------                                                -----------  -----------
California Intermediate Tax-Free Bond Fund ........   $23,008,205  $23,347,398
Intermediate Total Return Bond Fund ...............    32,223,617   25,700,191
International Fund ................................    19,330,380   17,780,189
Rising Dividends Fund .............................    63,060,255   29,706,925
Small-Mid Cap Fund ................................    37,001,469   26,562,993

   Purchases and sales of long-term U.S government and agency securities for the period ended December 31, 2004 were as follows:

Fund                                                   Purchases      Sales
------                                                -----------  -----------
Intermediate Total Return Bond Fund                      $ --       $2,543,588


5. CREDIT RISK AND ASSET CONCENTRATIONS

   In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as a Fund's ability to repatriate such amounts.

   The Trust may invest a high percentage of their assets in specific sectors of the market in their pursuit of a greater investment return. Fluctuations in these sectors of concentration may have a greater impact on a Fund, positive or negative, than if the Fund did not concentrate its investments in such sectors.

   The California Intermediate Tax-Free Bond Fund invests primarily in California municipal securities and is more susceptible to economic, political and other developments that may adversely affect issuers of such securities, than a more geographically diversified fund. Such developments could result in certain adverse consequences including impairing the market value and marketability of the securities, as well as impairing the ability of certain issuers of California municipal securities to pay principal and interest on their obligations.

   At December 31, 2004, the California Intermediate Tax-Free Bond Fund invests 97.3% in California municipal securities.

   At December 31, 2004, the Intermediate Total Return Bond Fund held $13,203,948 in investments issued by the U.S. Government, comprising 26% of the total net assets of the Fund.

PHOENIX-KAYNE FUNDS
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2004 (CONTINUED)


6. OTHER

   As of December 31, 2004, the Trust had individual shareholders and omnibus shareholder accounts (which are comprised of several individual shareholders) which individually amounted to more than 10% of total shares outstanding as detailed below.

California Intermediate Tax-Free Bond Fund ...........................   57.6%
Intermediate Total Return Bond Fund ..................................   26.7%
International Fund ...................................................   34.5%
Rising Dividends Fund ................................................   14.1%
Small-Mid Cap Fund ...................................................   15.6%


7. FEDERAL INCOME TAX INFORMATION

   Each Fund listed below has capital loss carryovers which may be used to offset future capital gains, as follows:

                                               Expiration Date
                               -----------------------------------------------
                                  2006        2009         2010        2011
                               ----------  ----------  -----------  ----------
International Fund ........            --  $2,033,938  $14,384,915  $7,167,821
Rising Dividends
   Fund ...................            --   2,967,880   10,373,748   4,873,757
Small-Mid Cap Fund ........    $5,032,416*  1,242,993      826,352   5,824,576

                                    Expiration Date
                               -----------------------
                                  2012        Total
                               ----------  -----------
International Fund ........            --  $23,586,674
Rising Dividends
   Fund ...................            --   17,945,385
Small-Mid
   Cap Fund ...............    $1,326,184   14,252,521

* UTILIZATION OF THIS CAPITAL LOSS CARRYFORWARD WHICH AROSE IN CONNECTION WITH THE TAX-FREE REORGANIZATION WITH SEFTON SMALL COMPANY VALUE FUND IS LIMITED BY FEDERAL INCOME TAX REGULATIONS TO $5,032,416.

   The Trust may not realize the benefit of these losses to the extent they do not realize gains on investments prior to the expiration of the capital loss carryovers.

   For the period ended December 31, 2004, the Trust utilized losses deferred in prior years against current year capital gains as follows:

Rising Dividends Fund .............................................   $270,786
International Fund ................................................    488,294

   Under the current tax law, capital and foreign currency losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the period ended December 31, 2004, the Trust deferred and recognized post-October losses as follows:

                                                        Deferred    Recognized
                                                       ----------   ----------
Intermediate Total Return Bond Fund ..............     $   34,804         $ --
Small-Mid Cap Fund ...............................      1,101,042           --

   For the year ended December 31, 2004, the California Intermediate Tax-Free Bond Fund distributed $1,275,024 of exempt-interest dividends.

   The components of distributable earnings on a tax basis (excluding unrealized appreciation (depreciation) which is disclosed in the Schedules of Investments) consist of undistributed ordinary income and undistributed long-term capital gains as follows:
                                 Undistributed   Undistributed   Undistributed
                                    Ordinary       Long-Term       Tax-Exempt
                                     Income      Capital Gains       Income
                                 -------------   -------------   -------------
California Intermediate
  Tax-Free Bond Fund ...........      $    --            $ --           $4,516
International Fund .............       42,944              --               --
Rising Dividends Fund ..........      593,673              --               --

   The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term gain distributions reported in the Statements of Changes in Net Assets, if any, are reported as ordinary income for federal tax purposes.


8. RECLASSIFICATION OF CAPITAL ACCOUNTS

   For financial reporting purposes, book basis capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Permanent reclassifications can arise primarily from differing treatments of certain income and gain transactions, nondeductible current year operating losses, expiring capital loss carryovers, and investments in passive foreign investment companies. The reclassifications have no impact on the net assets or net asset value of each Fund. For the period ended December 31, 2004, the Trust recorded reclassifications to increase (decrease) the accounts listed below:

                                Capital Paid
                                    in on
                                  Shares of      Accumulated    Undistributed
                                 Beneficial     Net Realized    Net Investment
                                  Interest       Gain (Loss)     Income (Loss)
                                ------------    ------------    --------------
California Intermediate
  Tax-Free Bond Fund ..........   $     --         $     --           $     --
Intermediate Total Return
  Bond Fund ...................    (21,429)              83             21,346
International Fund ............         (1)          58,218            (58,217)
Rising Dividends Fund .........         --               --                 --
Small-Mid Cap Fund ............   (847,956)              --            847,956

PHOENIX-KAYNE FUNDS
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2004 (CONTINUED)


9. PROXY VOTING PROCEDURES (UNAUDITED)

   The Adviser votes proxies relating to portfolio securities in accordance with procedures that have been approved by the Trust's Board of Trustees. You may obtain a description of these procedures, free of charge, by calling toll-free 800-243-1574. These procedures and information regarding how the Funds voted proxies during the most recent twelve-month period ended June 30, 2004 is also available through the Securities and Exchange Commission's website at http://www.sec.gov.


10. FORM N-Q INFORMATION (UNAUDITED)

   Effective the 3rd quarter of 2004, the Trust files complete schedules of portfolio holdings with the Securities and Exchange Commission (the "SEC") for the first and third quarters of each fiscal year on Form N-Q. Each Fund's Form N-Q is available on the SEC's website at http://www.sec.gov. Furthermore, each Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room. Information on the operation of the SEC's Public Reference Room can be obtained at http://www.sec.gov/info/edgar/prrules.htm


--------------------------------------------------------------------------------

                             TAX NOTICE (UNAUDITED)


  For federal income tax purposes, 99.9% of the income dividends paid by the California Intermediate Tax-Free Bond Fund qualify as exempt-interest dividends.

  For the fiscal year ended December 31, 2004, for federal income tax purposes, 100% of the ordinary income dividends earned by the Rising Dividends Fund qualify for the dividends received deduction for corporate shareholders.

  For the fiscal year ended December 31, 2004, the International and the Rising Dividends Funds hereby each designate 100% and 100% respectively, or the maximum allowable of its ordinary income dividends to qualify for the lower tax rate applicable to individual shareholders. The actual percentage for the calendar year will be designated in the year-end tax statements.

  For the year ended December 31, 2004 the following funds designated long-term capital gains dividends:

  California Intermediate Tax-Free Bond Fund .....................   $355,823
  Intermediate Total Return Bond Fund ............................    454,985

--------------------------------------------------------------------------------

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


[LOGO OMITTED]
PRICEWATERHOUSECOOPERS [PCW]


To the Board of Trustees of
Phoenix-Kayne Funds and Shareholders of
Phoenix-Kayne California Intermediate Tax-Free Bond Fund
Phoenix-Kayne Intermediate Total Return Bond Fund
Phoenix-Kayne International Fund
Phoenix-Kayne Rising Dividends Fund
Phoenix-Kayne Small-Mid Cap Fund


      In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Phoenix-Kayne California Intermediate Tax-Free Bond Fund, Phoenix-Kayne Intermediate Total Return Bond Fund, Phoenix-Kayne International Fund, Phoenix-Kayne Rising Dividends Fund, and Phoenix-Kayne Small-Mid Cap Fund (constituting Phoenix-Kayne Funds, hereinafter referred to as the "Trust") at December 31, 2004, the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Funds as of December 31, 2002 and for the periods then ended were audited by other independent accountants whose report dated January 24, 2003 expressed an unqualified opinion on those statements.

/s/PricewaterhouseCoopers LLP

Boston, Massachusetts
February 17, 2005

FUND MANAGEMENT



Information pertaining to the Trustees and officers of the Trust is set forth below. The statement of additional information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling (800) 243-4361.

                              INDEPENDENT TRUSTEES

------------------------------------------------------------------------------------------------------------------------------------
                                                     NUMBER OF
                                                   PORTFOLIOS IN
                                                   FUND COMPLEX                      PRINCIPAL OCCUPATION(S)
          NAME, ADDRESS               LENGTH OF     OVERSEEN BY                      DURING PAST 5 YEARS AND
        AND DATE OF BIRTH            TIME SERVED      TRUSTEE                  OTHER DIRECTORSHIPS HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
 E. Virgil Conway                  Served since         37            Chairman, Rittenhouse Advisors, LLC (consulting firm) since
 Rittenhouse Advisors, LLC         November 2002.                     2001. Trustee/Director, Realty Foundation of New York
 101 Park Avenue                                                      (1972-present), Josiah Macy, Jr., Foundation (1975-present),
 New York, NY 10178                                                   Pace University (Director/Trustee Emeritus) (2003-present),
 DOB: 8/2/29                                                          New York Housing Partnership Development Corp. (Chairman)
                                                                      (1981-present), Greater New York Councils, Boy Scouts of
                                                                      America (1985-present), The Academy of Political Science
                                                                      (Vice Chairman) (1985-present), Urstadt Biddle Property
                                                                      Corp. (1989-present). Colgate University (Trustee/Emeritus)
                                                                      (since 2004). Chairman, Metropolitan Transportation
                                                                      Authority (1992-2001), The Harlem Youth Development
                                                                      Foundation (1998-2002), Director, Trism, Inc. (1994-2001),
                                                                      Consolidated Edison Company of New York, Inc. (1970-2002),
                                                                      Atlantic Mutual Insurance Company (1974-2002), Centennial
                                                                      Insurance Company (1974-2002), Union Pacific Corp.
                                                                      (1978-2002), Blackrock Freddie Mac Mortgage Securities Fund
                                                                      (Advisory Director) (1990-2002), Accuhealth (1994-2002),
                                                                      Pace University (1978-2003).

------------------------------------------------------------------------------------------------------------------------------------
 Harry Dalzell-Payne               Served since         37            Currently retired.
 The Flat, Elmore Court            November 2002.
 Elmore, GLOS, GL2 3NT U.K.
 DOB: 8/9/29

------------------------------------------------------------------------------------------------------------------------------------
 Geraldine M. McNamara             Served since         37            Managing Director, U.S. Trust Company of New York (private
 U.S. Trust Company of New York    November 2002.                     bank) (1982-present).
 11 West 54th Street
 New York, NY 10019
 DOB: 4/17/51

------------------------------------------------------------------------------------------------------------------------------------
 Everett L. Morris                 Served since         37            Currently retired. Vice President, W.H. Reaves and Company
 164 Laird Road                    November 2002.                     (investment management) (1993-2003).
 Colts Neck, NJ 07722
 DOB: 5/26/28

------------------------------------------------------------------------------------------------------------------------------------

                               INTERESTED TRUSTEE

The individual listed below is an "interested person" of the Trust, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.

------------------------------------------------------------------------------------------------------------------------------------
                                                     NUMBER OF
         NAME, ADDRESS,                            PORTFOLIOS IN
          DATE OF BIRTH                            FUND COMPLEX                 PRINCIPAL OCCUPATION(S)
      AND POSITION(S) WITH           LENGTH OF      OVERSEEN BY                 DURING PAST 5 YEARS AND
              TRUST                 TIME SERVED       TRUSTEE             OTHER DIRECTORSHIPS HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
 *Philip R. McLoughlin             Served since         67            Director, PXRE Corporation (Delaware) (1985-present), World
  56 Prospect Street               November 2002.                     Trust Fund (1991-present), Management Consultant
  Hartford, CT 06115-0480                                             (2002-2004), Chairman (1997-2002), Director (1995-2002),
  DOB: 10/23/46                                                       Vice Chairman (1995-1997) and Chief Executive Officer
                                                                      (1995-2002), Phoenix Investment Partners, Ltd. Director and
  Chairman                                                            Executive Vice President, The Phoenix Companies, Inc.
                                                                      (2000-2002). Director (1994-2002) and Executive Vice
                                                                      President, Investments (1987-2002), Phoenix Life Insurance
                                                                      Company. Director (1983-2002) and Chairman (1995-2002),
                                                                      Phoenix Investment Counsel, Inc. Director (1982-2002) and
                                                                      President (1990-2000), Phoenix Equity Planning Corporation.
                                                                      Chairman and President, Phoenix/Zweig Advisers LLC
                                                                      (2001-2002). Director (2001-2002) and President (April
                                                                      2002-September 2002), Phoenix Investment Management Company.
                                                                      Director and Executive Vice President, Phoenix Life and
                                                                      Annuity Company (1996-2002). Director (1995-2000) and
                                                                      Executive Vice President (1994-2002) and Chief Investment
                                                                      Counsel (1994-2002), PHL Variable Insurance Company.
                                                                      Director, Phoenix National Trust Holding Company
                                                                      (2001-2002). Director (1985-2002) and Vice President
                                                                      (1986-2002), and Executive Vice President (2002-2002), PM
                                                                      Holdings, Inc. Director, W.S. Griffith Associates, Inc.
                                                                      (1995-2002). Director (1992-2002) and President (1993-1994),
                                                                      W.S. Griffith Securities, Inc.
------------------------------------------------------------------------------------------------------------------------------------

*Mr. McLoughlin is an "interested person," as defined in the Investment
 Company Act of 1940, by reason of his former relationship with Phoenix Investment Partners, Ltd., and its affiliates.

                   OFFICERS OF THE TRUST WHO ARE NOT TRUSTEES

------------------------------------------------------------------------------------------------------------------------------------
                                     POSITION(S) HELD WITH
        NAME, ADDRESS AND             TRUST AND LENGTH OF                             PRINCIPAL OCCUPATION(S)
          DATE OF BIRTH                   TIME SERVED                                  DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
  Daniel T. Geraci                    President since 2004.      Executive Vice President, Asset Management, The Phoenix
  56 Prospect Street                                             Companies, Inc. (wealth management) (since 2003). President and
  Hartford, CT 06115-0480                                        Chief Executive Officer, Phoenix Investment Partners, Ltd. (since
  DOB: 6/12/57                                                   2003). President, certain Funds within the Phoenix Fund Complex
                                                                 (2004-present), President and Chief Executive Officer of North
                                                                 American investment operations, Pioneer Investment Management
                                                                 USA, Inc. (2001-2003). President of Private Wealth Management
                                                                 Group (2000-2001), Executive Vice President of Distribution and
                                                                 Marketing for U.S. institutional services business (1998-2000)
                                                                 and Executive Vice President of Distribution and Marketing for
                                                                 Fidelity Canada (1996-1998), Fidelity Investments.

------------------------------------------------------------------------------------------------------------------------------------
 George Aylward                       Executive Vice President   Senior Vice President and Chief Executive Officer, Asset
 56 Prospect Street                   since 2004.                Management, The Phoenix Companies, Inc. (2004-present). Executive
 Hartford, CT 06115-0480                                         Vice President and Chief Operating Officer, Phoenix Investment
 DOB: 8/17/64                                                    Partners Ltd. (2004-present). Vice President Phoenix Life
                                                                 Insurance Company (2002-2004). Vice President, The Phoenix
                                                                 Companies, Inc. (2001-2004). Assistant Controller, Phoenix
                                                                 Investment Partners, Ltd. (1996-2001).

------------------------------------------------------------------------------------------------------------------------------------
 Francis G. Waltman                   Senior Vice President      Vice President, Chief Administrative Officer (2003-present),
 56 Prospect Street                   since May 2004.            Senior Vice President, Chief Administrative Officer, Private
 Hartford, CT 06115-0480                                         Client Group (1999-2003), Vice President (1995-1999), Phoenix
 DOB: 7/27/62                                                    Investment Partners, Ltd. Senior Vice President, Phoenix Fund
                                                                 Complex (2004-present).

------------------------------------------------------------------------------------------------------------------------------------
 Ralph Walter                         Chief Operating Officer    Chief Operating Officer and Treasurer, Kayne Anderson Rudnick
 Kayne Anderson Rudnick Investment    and Treasurer since 2000;  Investment Management, LLC (2000-present). Chief Administrative
 Management, LLC                      Chief Financial Officer    Officer, ABN AMRO (1986-2000).
 1800 Avenue of the Stars             since 2002.
 Suite 200
 Los Angeles, CA 90067
 DOB: 11/25/46

------------------------------------------------------------------------------------------------------------------------------------
 Matthew A. Swendiman                 Secretary since 2004.      Counsel, Phoenix Life Insurance Company (2002-present). Vice
 One American Row                                                President, Counsel, Chief Legal Officer and Secretary, certain of
 Hartford, CT 06102                                              the funds within the Phoenix Fund Complex (2004-present).
 DOB: 4/5/73                                                     Assistant Vice President and Assistant Counsel, Conseco Capital
                                                                 Management (2000-2002).
------------------------------------------------------------------------------------------------------------------------------------

PHOENIX-KAYNE FUNDS
1800 Avenue of the Stars, 2nd Floor
Los Angeles, California 90067

TRUSTEES
E. Virgil Conway
Harry Dalzell-Payne
Philip R. McLoughlin
Geraldine M. McNamara
Everett L. Morris

OFFICERS
Daniel T. Geraci, President
George Aylward, Executive Vice President
Francis G. Waltman, Senior Vice President
Ralph Walter, Treasurer
Matthew A. Swendiman, Secretary and
   Chief Legal Officer


------------------------------------------
IMPORTANT NOTICE TO SHAREHOLDERS

The Securities and Exchange Commission has
modified mailing regulations for semiannual
and annual shareholder fund reports to
allow mutual fund companies to send a
single copy of these reports to shareholders
who share the same mailing address. If you
would like additional copies, please call
Mutual Fund Services at 1-800-243-1574.
------------------------------------------


INVESTMENT ADVISER
Kayne Anderson Rudnick Investment
Management, LLC
1800 Avenue of the Stars, 2nd Floor
Los Angeles, California 90067

PRINCIPAL UNDERWRITER
Phoenix Equity Planning Corporation
56 Prospect Street
Hartford, CT 06115-0480

CUSTODIAN
State Street Bank and Trust Company
P.O. Box 5501
Boston, MA 02206-5501

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP
125 High Street
Boston, MA 02110

TRANSFER AGENT
Phoenix Equity Planning Corporation
56 Prospect Street
Hartford, CT 06115-0480

HOW TO CONTACT US
Mutual Fund Services                   1-800-243-1574
Advisor Consulting Group               1-800-243-4361
Text Telephone                         1-800-243-1926
Web site                       PHOENIXINVESTMENTS.COM

                                                        -----------------
                                                            PRESORTED
                                                            STANDARD
                                                          U.S. POSTAGE
                                                              PAID
                                                         Louisville, KY
                                                         Permit No. 1051
                                                        -----------------

--------------------------------------------------------------------------------


PHOENIX EQUITY PLANNING CORPORATION
P.O. Box 150480
Hartford, CT 06115-0480


[LOGO OMITTED] PHOENIX
               INVESTMENT PARTNERS, LTD.
               A MEMBER OF THE PHOENIX COMPANIES, INC.




               For more information about Phoenix mutual funds, please call your financial representative or contact us at 1-800-243-4361 or PHOENIXINVESTMENTS.COM.











               NOT INSURED BY FDIC/NCUSIF OR ANY FEDERAL GOVERNMENT AGENCY. NO BANK GUARANTEE. NOT A DEPOSIT. MAY LOSE VALUE.

               PXP1739                                                     2-05


ITEM 2. CODE OF ETHICS.

     (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

     (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics described in Item 2(b) of the instructions for completion of Form N-CSR.

     (d) The registrant has not granted any waivers, during the period covered by this report, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph
          (b) of the instructions for completion of this Item


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the Board of Trustees of the Funds has determined that E. Virgil Conway and Everett L. Morris possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an "audit committee financial expert". Mr. Conway and Mr. Morris are "independent" trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Audit Fees
----------

     (a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $98,000 for 2004 and $102,600 for 2003.

Audit-Related Fees
------------------

     (b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $5,000 for 2004 and $0 for 2003. This represents the review of the semi-annual financial statements.

Tax Fees
--------

     (c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $20,000 for 2004 and $20,500 for 2003.

          "Tax Fees" are those primarily associated with review of the Trust's tax provision and qualification as a regulated investment company
          (RIC) in connection with audits of the Trust's financial statement, review of year-end distributions by the Fund to avoid excise tax for the Trust, periodic discussion with management on tax issues affecting the Trust, and reviewing and signing the Fund's federal income and excise tax returns.

All Other Fees
--------------

     (d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2004 and $0 for 2003.

  (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

          The Phoenix-Kayne Funds (the "Fund") Board has adopted policies and procedures with regard to the pre-approval of services provided by PwC. Audit, audit-related and tax compliance services provided to the Fund on an annual basis require specific pre-approval by the Board. As noted above, the Board must also approve other non-audit services provided to the Fund and those non-audit services provided to the
          Fund's Affiliated Service Providers that relate directly to the operations and financial reporting of the Fund. Certain of these non-audit services that the Board believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent auditors may be approved by the Board without consideration on a specific case-by-case basis ("general pre-approval").

          The Audit Committee has determined that Mr. E. Virgil Conway, Chair of the Audit Committee, may provide pre-approval for such services that meet the above requirements in the event such approval is sought between regularly scheduled meetings. In the event that Mr. Conway determines that the full board should review the request, he has the opportunity to convene a meeting of the Funds Board. In any event, the Board is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

  (e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

                    (b)  100% for 2004 and not applicable for 2003

                    (c)  100% for 2004 and 100% for 2003

                    (d)  Not applicable for 2004 and not applicable for 2003

     (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

     (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $1,872,791 for 2004 and $256,389 for 2003.

     (h) The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.


ITEM 6. SCHEDULE OF INVESTMENTS

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.


ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the
          Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12. EXHIBITS.

  (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

  (a)(2)  Certifications  pursuant  to  Rule  30a-2(a)  under  the 1940 Act  and
          Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

  (a)(3)  Not applicable.

     (b)  Certifications  pursuant to  Rule  30a-2(b)  under  the  1940  Act and
          Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)                  Phoenix-Kayne Funds
            --------------------------------------------------------------------

By (Signature and Title)*     /s/ George R. Aylward
                         -----------------------------------------------------
                              George R. Aylward, Executive Vice President
                              (principal executive officer)

Date     March 9, 2005
    --------------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*    /s/ George R. Aylward
                         -----------------------------------------------------
                             George R. Aylward, Executive Vice President
                             (principal executive officer)

Date     March 9, 2005
    --------------------------------------------------------------------------


By (Signature and Title)*    /s/ W. Patrick Bradley
                         -----------------------------------------------------
                            W. Patrick Bradley, Treasurer
                            (principal financial officer)

Date     March 9, 2005
    --------------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.